Exhibit 10.2

                           INFORMATION TECHNOLOGY INC.
                            EQUIPMENT SALE AGREEMENT

Agreement made between Information Technology, Inc. (the "Vendor"), and the "Customer" identified below.

I. PURCHASE

    1.1 Customer hereby purchases from Vendor and Vendor hereby sells to Customer the equipment identified in Appendix A (the "Equipment"), upon the terms set forth in this agreement.

II. DELIVERY

    2.1 Delivery and installation of the Equipment will be made by the manufacturer of the Equipment identified in Appendix A (the "Manufacturer"), at Customer's address set forth below. Customer agrees to have a site adequately and properly prepared, in accordance with Manufacturer's instructions, to receive and accept delivery of the Equipment. In no event shall Vendor be responsible to Customer for any delays in delivery or installation or any damages to Customer resulting from such delays.

III.  CONSIDERATION

    3.1 PURCHASE PRICE. As and for the purchase price for the Equipment, Customer agrees to pay Vendor and Vendor agrees to accept from Customer, the purchase price specified in Appendix A.

    3.2 TAXES AND OTHER CHARGES. In addition to the purchase price, Customer shall pay all transportation charges and all taxes (including, without limitation, sales, use, privilege, ad valorem or excise taxes) and customs duties paid or payable by Vendor, however designated, levied or based on amounts payable to Vendor under this agreement, but exclusive of federal, state and local taxes based on Vendor's net income. If additional labor and rigging are required for installation due to Customer's special site requirements, Customer will pay those costs, including costs to meet union or local law requirements. Customer shall not deduct from payments to Vendor any amounts paid or payable to third parties for transportation charges, customs duties or taxes, however designated.

    3.3 MANNER OF PAYMENTS. The purchase price and other charges arising under this agreement shall be payable by Customer to Vendor in the following manner:

    (A) A percentage of the purchase price, as specified in Appendix A, shall be payable upon execution of this agreement by Customer; the receipt or deposit of such payment, however, shall not constitute Vendor's acceptance of this agreement.

    (B) The balance of the purchase price, together with any transportation charges and any taxes and duties theretofore incurred by Vendor, shall be payable upon delivery of the Equipment to Customer.

    (C) Any taxes, duties, or other charges incurred by Vendor following delivery of the Equipment shall be payable within ten (10) days of receipt by Customer of Vendor's invoice therefor.

    3.4 CURRENCY. The purchase price and any other charges arising under this agreement shall be invoiced and be payable in U.S. Dollars.

    3.5 LATE PAYMENT. Customer shall pay a late payment charge of one and one-half percent (1 1/2%) per month, or the maximum late any payment charge permitted by applicable law, whichever is less, on any amount payable by Customer under this Agreement and not paid when due. Said late payment charge shall be applied for each calendar month (or fraction thereof) that such payment is not made following its due date.

IV.  TITLE

    4.1 Until such time as the purchase price and any other charges payable to Vendor as of the date of delivery have been paid in full, the Equipment and all instruction manuals therefor shall remain the property of Vendor and, at the option of Vendor, shall be returned to Vendor at Customer's expense in the event the purchase price is not paid as hereinabove provided.

V. SECURITY

    5.1 Vendor reserves and Customer grants to Vendor a security interest in the Equipment as security for the performance by Customer of its obligations hereunder including, but not limited to, payment of the purchase price and other charges as specified in Section III above. A copy of this agreement may be filed in appropriate filing offices at any time after signature by Customer as a financing statement or Vendor may require and Customer shall execute a separate financing statement for purposes of perfecting Vendor's security interest granted pursuant to the provisions of this paragraph.

VI.  CUSTOMER OBLIGATIONS

    6.1 RISK OF LOSS. From and after the date of delivery, the risk of loss or damage to the Equipment shall be on the Customer.

    6.2 OPERATION. Customer acknowledges and agrees that it is exclusively responsible for the operation, supervision, management and control of the Equipment, including, but not limited to, providing adequate training for its personnel, instituting appropriate security procedures, and implementing reasonable procedures to examine and verify all output before use. Vendor shall have no responsibility or liability for Customer's selection or use of the Equipment or any associated equipment.

VII.  WARRANTIES

    7.1 WARRANTY. Vendor warrants to Customer that it has the right to transfer title of the Equipment to Customer. Vendor's sole liability under this warranty shall be to obtain any title or authorization necessary to transfer such title to Customer.

    7.2 DISCLAIMER. THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES AND NO OTHER WARRANTY IS EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

    7.3 MANUFACTURER'S WARRANTY. Customer expressly understands and agrees that warranties regarding patents, materials, workmanship or use of the Equipment (the "Manufacturer's Warranty"), if any, are made exclusively by the Manufacturer and not by Vendor, and if made, shall be encompassed within a separate agreement. Customer's exclusive remedy under Manufacturer's Warranty shall be as provided therein and shall lie exclusively against and be obtainable only from the Manufacturer, and Customer expressly agrees that it shall have no claim or cause of action against Vendor in the event the Manufacturer is for any reason unwilling or unable to perform under the terms of Manufacturer's Warranty.

    7.4 LIMITATION OF LIABILITY. Customer expressly agrees that Vendor's responsibilities in the event of its breach of the warranties contained in paragraph 7.1 of this agreement are as set forth in said paragraph. Vendor's liability for damages, regardless of the form of action shall not exceed the purchase price set forth in Appendix A to this agreement and shall arise only if the remedies set forth in paragraph 7.1 are not fulfilled by Vendor. Customer further agrees that Vendor will not be liable for any lost profits, or for any claim or demand against Customer by any other party. IN NO EVENT WILL VENDOR BE LIABLE FOR CONSEQUENTIAL DAMAGES EVEN IF VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. No action, regardless of form, arising out of the transactions under this agreement, may be brought by either party more than one
(1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the date of the last payment.

THE CUSTOMER'S REMEDIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE.

VIII.  DEFAULT

    8.1 REMEDY. Upon the occurrence of an event of default, as hereinafter defined, by Customer, if the Equipment has theretofore been delivered, Vendor may recover, together with any incidental damages, any unpaid portion of the purchase price of the Equipment as specified in Appendix A hereto. If the Equipment has not been delivered, in which event Vendor may withhold delivery of such Equipment, or if the Equipment is returned to Vendor upon Vendor's election pursuant to Section IV, Vendor shall resell the Equipment. Upon such resale, Vendor shall recover from Customer the difference between the unpaid portion of the purchase price, as specified in Appendix A, and the resale price, together with any incidental damages, including expenses of resale, sustained by Vendor by reason of Customer's breach. If the resale price exceeds the unpaid portion of the purchase price and Vendor's incidental damages, Vendor shall remit the excess to Customer.

    8.2 EVENTS OF DEFAULT. As utilized in this agreement, an event of default is defined as any of the following:

    (A) Customer's failure to pay any amounts required to be paid to Vendor under this agreement on a timely basis;

    (B) Until the purchase price has been paid in full, any attempt by Customer to assign, sell, mortgage, or otherwise convey the Equipment;

    (C) Prior to the payment in full of the purchase price, Customer causing or permitting any encumbrance, of any nature whatsoever, to attach to Customer's interest in the Equipment in favor of any person or entity other than Vendor;

    (D) The entry of any order for relief under any provision of the federal bankruptcy code in any bankruptcy proceedings initiated by or against Customer; or

    (E) Customer's breach of any of the terms or conditions of this agreement.

IX. GENERAL

    9.1 TITLES. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this agreement.

    9.2 FORCE MAJEURE. No party shall be liable for delay in performance hereunder due to causes beyond its control, including but not limited to acts of God, fires, strikes, delinquencies of suppliers, intervention of any governmental authority or acts of war and each party shall take steps to minimize any such delay.

    9.3 WAIVER. No waiver of any breach of any provision of this agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged therewith.

    9.4 SEVERABILITY. In the event that any provision of this agreement shall be illegal or otherwise unenforceable, such provision shall be severed from this agreement and the entire agreement shall not fail on account thereof, the balance of the agreement continuing in full force and effect.

    9.5 NOTICES. Any notice which either party hereto is required or permitted to give hereunder shall be addressed to the party to be charged therewith at the address set forth below and shall be given by certified or registered mail. Any such notice shall be deemed given on the date of deposit in the mail.

    9.6 ENTIRE AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT AND ANY MODIFICATIONS MADE PURSUANT TO IT CONSTITUTE THE COMPLETE AND EXCLUSIVE WRITTEN EXPRESSION OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES, AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS PROPOSALS, ORAL OR WRITTEN, UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, WARRANTIES, COVENANTS, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT MAY NOT IN ANY WAY BE EXPLAINED OR SUPPLEMENTED BY A PRIOR OR EXISTING COURSE OF DEALINGS BETWEEN THE PARTIES, BY ANY USAGE OF TRADE OR CUSTOM, OR BY ANY PRIOR PERFORMANCE BETWEEN THE PARTIES PURSUANT TO THIS AGREEMENT OR OTHERWISE. IN THE EVENT CUSTOMER ISSUES A PURCHASE ORDER OR OTHER INSTRUMENT COVERING THE EQUIPMENT HEREIN SPECIFIED, IT IS UNDERSTOOD AND AGREED THAT SUCH PURCHASE ORDER OR OTHER INSTRUMENT IS FOR CUSTOMER'S INTERNAL USE AND PURPOSES ONLY AND SHALL IN NO WAY AFFECT ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.

    9.7 GOVERNING LAW. This agreement is accepted in the State of Nebraska, and shall be enforced in accordance with and governed by the laws of the State of Nebraska.

    9.8 CHOICE OF FORUM. Any action arising out of or related to this agreement or the transaction herein described, whether at law or in equity, may be instituted in and litigated in the state or federal courts of the State of Nebraska. In accordance herewith, the parties hereto submit to the jurisdiction of the courts of said state. Any party being not a resident of Nebraska at the time of suit hereby appoints the Secretary of State of Nebraska as its agent for receipt of service of process.

    9.9 ATTORNEY'S FEES. In the event that any action or proceeding is brought in connection with this agreement the prevailing party therein shall be entitled to recover its costs and reasonable attorney's fees.

    9.10 EFFECTIVE DATE. This agreement shall be effective on the date accepted and executed by an authorized representative of Vendor.

CUSTOMER:                                                     VENDOR:



Smith River Bankshares, Inc.                                  INFORMATION TECHNOLOGY, INC.
-----------------------------------------------------
Signature:                                                    Signature:
         --------------------------------------------                  --------------------------------------------
Name:                                                         Name:
         --------------------------------------------                  --------------------------------------------
Title:                                                        Title:
         --------------------------------------------                  --------------------------------------------
Address:    730 E. Church Street, Suite #12                   Address: 1345 Old Cheney Road
         --------------------------------------------                  --------------------------------------------
           Martinsville, VA 24112                                      Lincoln, NE 68512
         --------------------------------------------                  --------------------------------------------
Date:      10/25/99                                           Date Accepted:
         --------------------------------------------                         -------------------------------------


Appendix A1-Unisys Hardware/PC Systems
Smith River Community Bank, 730 East Church St., Martinsville, VA 24112

Item       Qty  Style Number      Description                                           List       % Disc  Selling        Monthly
                                                                                                            Price          Surety
Small File Server
            2   ES202131-GXN      SVR:ES2023 DUAL PII/III NT                            $ 2,800.00         $ 2,800.00    $   24.00
            2   ESS202101-N       SYS MGT:2X                                            $     2.00         $     2.00    $    4.00
            2   DIM10072-128      MEM:128MB DIM                                         $   800.00         $   800.00    $   12.00
            1   EVG2100-P         DISPLAY:15" PERFORM COL                               $   300.00         $   300.00    $       -
            2   ADP68501-FTF      ADPTR:68 TO 50 PIN FEMAL                              $    68.00         $    68.00    $       -
            4   HDL917-W          DISK:9GB 1"UW                                         $ 2,320.00         $ 2,320.00    $   32.00
            2   CPU3500-512       500MZ PIII W/ACT FAN-HEATSINK                         $ 1,670.00         $ 1,670.00    $   40.00
            1   PWM1-PS2          MOUSE:2 BUTTON MOUSE/PS2                              $    20.00         $    20.00    $       -
            2   NTS40-L           O/S: NT 4.0 SERVER                                    $ 2,210.00         $ 2,210.00    $   32.00
            2   TWM22047-CHK      Director Check Load                                   $    60.00         $    60.00    $       -
            2   TWM22045-COL      Director Cold Load                                    $    60.00         $    60.00    $       -
            2   TWM22046-SCN      Director Scanner Sw Load                              $    60.00         $    60.00    $       -
            1   TWM10051-NTS      ArcserveIT Workgroup Edition For Windows NT Load      $    28.00         $    28.00    $       -
            2   TWM10082-NT3      InoculateIT Workgroup edition for Win NT Server Load  $    57.00         $    57.00    $       -
            2   TWM10051-DRC      ArcserveIT NT Disaster Recovery Load                  $    56.00         $    56.00    $       -
            2   TWM10024-COM      PII Teller S/W Load Commercial                        $    57.60         $    57.60    $       -
            2   TWM60001-001      Plus/PII Teller/Primier II Server Label               $        -         $        -    $       -
            1   PCK104-SKB        KEYBD:SPACE SAVER                                     $    35.00         $    35.00    $       -

ITI Check Print Server - SVGA - 64MB
            1 D8440-AV            SYS:VLi8 BASE SYS W/UNISYS KIT                        $     1.00         $     1.00    $       -
            1 D7880-AV            ACC:UNISYS DT KIT                                     $     1.00         $     1.00    $       -
            1 D2828-A             DISPLAY:15" COLOR HP52                                $   215.00         $   215.00    $    4.00
            1 D7850-AV            SYS:VLi8 SMALL FORM FACTOR                            $   555.00         $   555.00    $   15.00
            1 D8451-AV            DISK:FDD SMALL FORM FACTOR                            $     1.00         $     1.00    $       -
            1 C4735-AV            KEYBD:VL KYBD W/WIN95KEY                              $    30.00         $    30.00    $       -
            1 D8747-AV            PROC: C500MHZ CPU                                     $   306.00         $   306.00    $       -
            1 D6502-AV            MEM:64MB SDRAM NON-ECC                                $   130.00         $   130.00    $       -
            1 D8446-AV            DISK:8.4GGB IDE ULTRA ATA33                           $   190.00         $   190.00    $    9.00
            1 D8450-AV            CDR:24XIDE CDROM                                      $    70.00         $    70.00    $    4.00
            1 D8471-LAV           O/S:NT 4.0 FOR VLI 8                                  $   110.00         $   110.00    $       -
            1 D8453-AV            O/S:NT 4.0 RECOVERY CD VLI8                           $     1.00         $     1.00    $       -
            1 S4507-A             ACC:VECTRA Basic Integration Service                  $    79.00         $    79.00    $       -
            1 D7576710-AV         Print Server Label                                    $        -         $        -    $       -

TELLER Workstation
            4 D9046-A             SYS:SMC C400,6.4G, 32M, WIN                           $ 4,316.00         $ 4,316.00    $       -
            4 TD86016             14" Color Display                                     $   564.00         $   564.00    $       -
            4 D7476716-AV         Premier II Teller Label                               $        -         $        -    $       -
            4 D7577004-AV         Desktop Load - Combo                                  $   112.00         $   112.00    $       -

DEPCON Workstation
            1 D8120-AV            SYS:VLI7 Base                                         $   455.00         $   455.00    $       -
            1 D7880-AV            ACC:UNISYS KIT                                        $     1.00         $     1.00    $       -
            1 D6502-AV            MEM:64MB DIM                                          $   130.00         $   130.00    $    4.00
            1 D8464-AV            DISK:8.4GB IDE ULTRA ATA33                            $   190.00         $   190.00    $    9.00
            1 D8072-AV            CDR:48XIDE CDROM                                      $    70.00         $    70.00    $    4.00
            1 D8470-AV            KEYBD:VL KYBD W/WIN95KEY                              $    30.00         $    30.00    $       -
            1 D8927-AV            PROC: C500MHZ CPU                                     $   159.00         $   159.00    $       -
            1 D8478-AV            LAN HW:3COM LAN CARD                                  $    50.00         $    50.00    $       -
            1 D8471-EAV           O/S: NT 4.0 FOR VEI 7/8                               $   110.00         $   110.00    $       -
            1 D2828-A             15" Color Monitor                                     $   215.00         $   215.00    $       -
            1 S4507-A             ACC:VECTRA Basic Integration Service                  $    79.00         $    79.00    $       -
            1 D8468-AV            O/S: NT 4.0 RECOVERY CD VLI8                          $     1.00         $     1.00    $       -

Check/Director CD Authoring Workstation
            1 D8440-AV            SYS:VLi8 BASE SYS W/UNISYS KIT                        $     1.00         $     1.00    $       -
            1 D7950-AV            SYS:VLi8 DESKTO[P BASE SYS                            $   581.00         $   581.00    $   15.00
            1 D6502-AV            MEM:64MB SDRAM NON-ECC                                $   130.00         $   130.00    $       -
            2 D8465-AV            DISK:                                                 $   280.00         $   280.00    $    4.00
            1 D6951-A             ACC:SCSI CONTROL                                      $   250.00         $   250.00    $       -
            1 D2828-A             DISPLAY:15" COLOR HP52                                $   215.00         $   215.00    $    4.00
            1 D84790-AV           DISK:32X IDE CDROM                                    $    70.00         $    70.00    $    4.00
            1 D8478-AV            LAN HW:3COM LAN CARD                                  $    50.00         $    50.00    $       -
            1 D8472-LAV           O/S:WIN98 FOR VLI 8                                   $    10.00         $    10.00    $       -

Appendix A1-Unisys Hardware/PC Systems
Smith River Community Bank, 730 East Church St., Martinsville, VA 24112

Item       Qty  Style Number      Description                                           List       % Disc  Selling        Monthly
                                                                                                            Price          Surety
            1 D8445-AV            PROC:500MZ PIII                                       $   345.00         $   345.00    $       -
            1 C4735-AV            KEYBD:VL KYBD W/WIN95KEY                              $    30.00         $    30.00    $       -
            1 D7880-AV            ACC:UNISYS DT KIT                                     $     1.00         $     1.00    $       -
            1 TD076143            SCSI Wide To narrow Converter                         $    35.00         $    35.00    $       -
            1 D7576712-AV         CD Authoring Workstation Label                        $        -         $        -    $       -
            1 D7577004-AV         Desktop Load - Combo                                  $    28.00         $    28.00    $       -
            1 S4507-A             ACC:VECTRA Basic Integration Service                  $    79.00         $    79.00    $       -
            1 D8455-AV            O/S:WIN98 RECOVERY CD                                 $     1.00         $     1.00    $       -

Client Workstations - 64MB - SVGA Color
            4 D8440-AV            SYS:VLi8 BASE SYS W/UNISYS KIT                        $     4.00         $     4.00    $       -
            4 D7850-AV            SYS:VLi8 DESKTOP BASE SYS                             $ 2,220.00         $ 2,220.00    $   45.00
            4 D6502-AV            MEM:64MB SDRAM NON-ECC                                $   520.00         $   520.00    $       -
            4 D8901-a             DISPLAY:17" MONITOR                                   $ 1,224.00         $ 1,224.00    $   15.00
            4 D84470AV            DISK:6.4GB IDE ULTRA ATA33                            $   680.00         $   680.00    $   18.00
            4 D8450-AV            DISK: 24XIDE CDROM                                    $   280.00         $   280.00    $   12.00
            4 D8472-LAV           O/S:WIN98 FOR VLI 8                                   $    40.00         $    40.00    $       -
            4 D7880-AV            ACC:UNISYS DT KIT                                     $     4.00         $     4.00    $       -
            4 D8452-AV            ACC: COVER PLATE                                      $     4.00         $     4.00    $       -
            4 C4735-AV            KEYBD:VL KYBD W/WIN95KEY                              $   120.00         $   120.00    $       -
            4 D8731-AV            PROC: C466MHZ CPU                                     $   600.00         $   600.00    $       -
            4 D7576702-AV         Director Client Label                                 $        -         $        -    $       -
            4 D757004-AV          Desktop Load - Combo                                  $   112.00         $   112.00    $       -
            4 S4507-A             ACC: VECTRA Basic Integration Service                 $   316.00         $   316.00    $       -
            4 D8455-AV            O/S:WIN98 RECOVERY CD                                 $     4.00         $     4.00    $       -

Operations Workstations -128MB - Color
            3 D8160-AV            SYS: VEi7-8 Base Sys                                  $ 1,419.00         $ 1,419.00
            3 D7880-AV            ACC: Unisys Kit                                       $     3.00         $     3.00
            3 D8462-AV            PROC: 500MHZ PIII CPU                                 $ 1,035.00         $ 1,035.00
            3 D6503-AV            MEM: 128MD SDRAM                                      $   705.00         $   705.00
            3 D8470-AV            KEYBD                                                 $    90.00         $    90.00
            3 D8745-AV            DISK: 6.4MB                                           $   510.00         $   510.00
            3 D8072-AV            DISK: 48X CDROM                                       $   210.00         $   210.00
            3 D8478-AV            LAN:3COM Card                                         $   150.00         $   150.00
            3 D8720-AV            O/S Windows 98 Recovery CD                            $     3.00         $     3.00
            3 D4545-A             ACC: Amplified Speakeres                              $   225.00         $   225.00
            3 D8901-A             17" Color Display                                     $   918.00         $   918.00

Connect3 Communication Server
            1 D7029-AV            SYS:LC3 450MZ HS W/CDROM                              $ 1,730.00         $ 1,730.00    $   25.00
            1 D6098-AV            MEM:128MB SDRAM                                       $   218.00         $   218.00            -
            1 D5025-AV            ACC:ULTA/WIDE SCSI ADPT                               $   208.00         $   208.00            -
            1 D8901-A             17" Color Monitor                                     $   306.00         $   306.00            -
            1 D4289-AV            DISK:LC3 9GB HOTSWAP HDD                              $   617.00         $   617.00    $   12.00
            1 D2199-A             ACC:HDD TRAYS 5.5" H/S                                $    69.00         $    69.00    $       -
            1 D5013-AV            ACC: 10/100TX PCI NIC LAN                             $    94.00         $    94.00    $       -
            1 D7051-NT            O/S:NT PRE-LOAD                                       $   940.00         $   940.00    $   16.00
            1 S4523-A             Advanced Server Integration Load                      $   139.00         $   139.00    $       -
            1 D7075-AV            ACC: UNISYS LC3 KIT                                   $     1.00         $     1.00    $       -
            1 D7053-AV            ACC:LC3NT SRV KIT                                     $     1.00         $     1.00    $       -
            1 D7017-AV            ACC:USER MANUAL D5025AV                               $     1.00         $     1.00            -
            1 D5983-AV            ACC:LC3 HOTSWAP HDD KIT                               $     1.00         $     1.00    $       -

Small Director/Image Server
            1 DS200082-BAS        SYS:DS/2B BASE NT PKG                                 $ 3,075.00         $ 3,075.00    $   25.00
            1 DSR3500-512         PROC:500MZ/512K                                       $   835.00         $   835.00    $   25.00
            1 CAG32-291           ACC:3 DRIVE CAGE INTAKE                               $   175.00         $   175.00    $    2.00
            2 DIM10072-128        MEM:128MB DIM                                         $   800.00         $   800.00    $   12.00
            2 HDL91102-C          DISK:9GB 10K LVD SCA W/RAILS                          $ 1,400.00         $ 1,400.00    $   16.00
            1 HDL91102-C          DISK:9GB 10K LVD SCA W/RAILS                          $   700.00         $   700.00    $    8.00
            1 CDR1740-SI          CDR:17-40X SCSI CD-ROM                                $   180.00         $   180.00    $    3.00
            1 RAD302-PCI          CTRL:3CHAN RAID W/O MEM                               $ 1,825.00         $ 1,825.00    $   15.00
            1 RAD3642-MEM         MEM:64M SIM - RAD302-PCI                              $   300.00         $   300.00    $    4.00
            1 RAD302-BAT          ACC:CACHE MEM BKUP BATT                               $   240.00         $   240.00            -
            1 HDL91102-C          DISK:9GB 10K LVD SCA W/RAILS                          $   700.00         $   700.00    $    8.00
            2 HDL18110-C          DISK 18GB 10K LVD SCA W/RAILS                         $ 2,800.00         $ 2,800.00    $   32.00
            2 ETH1010071-PCI      COMM HW:10/100MB TX PCI                               $   268.00         $   268.00            -
            1 PCI400-1UD          CTRL: 1CHAN ULT SCSI DIFF                             $   525.00         $   525.00    $    3.00
            1 INF10051-ANS        Arcserv For Windows NT ENTerprise Load                $    28.00         $    28.00            -
            2 B25-LC              PWR CORD: LINE CORD                                   $     2.00         $     2.00            -
            1 INF22040-CON        ITI Connect Suite                                     $    30.00         $    30.00            -
            1 INF22045-COL        Director Cold Load                                    $    30.00         $    30.00            -


Appendix A1-Unisys Hardware/PC Systems
Smith River Community Bank, 730 East Church St., Martinsville, VA 24112

Item       Qty  Style Number      Description                                           List       % Disc  Selling        Monthly
                                                                                                            Price          Surety
            1 INF22046-SCN        Director Scanner Sw Load                              $    30.00         $    30.00            -
            1 INF22047-CHK        Director Check Load                                   $    30.00         $    30.00            -
            1 INF10051-DRC        Arcserv NT Disaster Recovery Load                     $    28.00         $    28.00            -
            2 DSA400-PWR          POWER: AC P/S 400W TOWER                              $   700.00         $   700.00    $    6.00
            1 INF22001-SDS        S/J Config                                            $    28.00         $    28.00            -
            3 CBL23341-F3        AC: INT u/WIDE 40IN SCSI                               $   180.00         $   180.00            -
            1 ADP687501-FTF       ADPTR:68 to 50 PIN FEMAL                              $    34.00         $    34.00            -
            1 NTS40-L             O/S: NT 4.0 SERVER                                    $ 1,105.00         $ 1,105.00    $   16.00

NT Proof File Server (PFS)
            1 ES202131-GZN        SVR:ES2023 DUAL PII/III NT                            $ 1,400.00         $ 1,400.00    $   12.00
            1 DIM10072-128        MEM: 128MB DIM                                        $   400.00         $   400.00    $    6.00
            1 NTS40-L             O/S:NT 4.0 SERVER                                     $ 1,105.00         $ 1,105.00    $   16.00
            5 HDS917-W            DISK:9GB 1" WIDE SCSI                                 $ 4,000.00         $ 4,000.00    $   10.00
            1 ESS202010-N         SYS MGT:2X                                            $     1.00         $     1.00    $    2.00
            1 EVG2100-P           DISPLAY:15" PERFORM COL                               $   300.00         $   300.00            -
            1 TWM10051-DRC        ArcservelT NT Disaster Recovery Load                  $    27.00         $    27.00            -
            1 TWM22040-CON        ITI Connect Suite                                     $    28.80         $    28.80            -
            1 S4521-A             Basic Server Integration Load                         $    79.00         $    79.00            -
            3 ETH1010071-PCI      COMM: HW:10\100MB TX PCI                              $   402.00         $   402.00            -
            1 CPU3500-512         500MZ PIII W/ACT FAN-HEAT SINK                        $   835.00         $   835.00    $   20.00
            1 PWM1-PS2            MOUSE:2 BUTTON MOUSE/PS2                              $    20.00         $    20.00            -
            1 PCK104-SKB          KEYBD: SPACE SAVER                                    $    35.00         $    35.00            -
            1 RAD302-PCI          CTRL: 3CHAN RAID W/O MEM                              $ 1,825.00         $ 1,825.00    $   15.00
            1 RAD3162-MEM         MEM: 16M SIM RAD302-PCI                               $    55.00         $    55.00            -
            1 RAD302-BAT          ACC:CACHE MEM BKUP BATT                               $   240.00         $   240.00            -

Check Image - Reject/Re-Entry Workstation
            1 D8120-AV            SYS:VE17 BASE BOX                                     $   455.00         $   455.00    $   15.00
            1 D8470-AV            KEYBD:KERMIT LOW COST KYBD                            $    30.00         $    30.00            -
            1 D8901-A             DISPLAY: 17"MONITOR                                   $   306.00         $   306.00    $    5.00
            1 D8736-AV            PROC:C466 MHZ CPU                                     $   169.00         $   169.00            -
            1 D6502-AV            MEM:64MB SDRAM NON-ECC                                $   130.00         $   130.00            -
            1 D8745-AV            DISK:6.4GB HDD                                        $   170.00         $   170.00    $    6.00
            1 D8472-EAV           O/S: WIN98 FOR VEI 7/8                                $    10.00         $    10.00            -
            1 D7880-AV            ACC:UNISYS DT KIT                                     $     1.00         $     1.00            -
            1 D8479-AV            KISK:32X IDE CDROM                                    $    70.00         $    70.00    $    4.00
            1 D8478-AV            LAN HW:3COM LAN CARD                                  $    50.00         $    50.00            -
            1 D7576717-AV         CIP Reject/Reentry Workstation Label                           -                  -            -
            1 D7577004-AV         Desktop Load - Combo                                  $    28.00         $    28.00            -
            1 S4507-A             ACC:VECTRA Basic Integration Service                  $    79.00         $    79.00            -
            1 D8720-AV            O/S: Win98 RECOVERY CD                                $     1.00         $     1.00            -

Printer Equipment
            5 EFP9847             V&R Receipt W/Journal - Serial                        $ 3,875.00         $ 3,875.00    $   72.00
            5 B25-LX              PWR CORD: LINE CORD                                   $     5.00         $     5.00            -
            5 FP10-XP2            10' Dos Cable - 9 Pin to 9 Pin                        $   225.00         $   225.00            -
            1 UDS9908-110         UDS9608 8ppm laser printer                            $   499.00         $   499.00    $   10.00
            1 UDS9700-8MB         UDS9700 8MB MEMORY                                    $    99.00         $    99.00            -
            1 EFP9800-SW1         EFP Software Upgrade                                  $    40.00         $    40.00            -
            1 UDS9718-110         18PPM PRT (110v)                                      $ 1,499.00         $ 1,499.00            -
            2 90-9718-025         18ppm Network Rdy (110V)                              $ 3,698.00         $ 3,698.00    $   17.00
            1 UDS9700-DUP         UDS9700 DUPLEX OPTION                                 $   399.00         $   399.00            -
            3 UDS9700-8MB         UDS9700 8MB MEMORY                                    $   297.00         $   297.00            -
            1 UDS9700-SD5         UDS9700 500 SHT DRAWER                                $   349.00         $   349.00            -
            1 90-3034-106         34ppm Printer (110v)                                  $ 2,899.00         $ 2,899.00    $   30.00
            1 UDS9700-2KD         UDS9700 2000 SHT DRAWER                               $ 1,179.00         $ 1,179.00            -
            1 UDS9700-16M         UDS9700 16MB MEMORY                                   $   149.00         $   149.00            -

DEPCON Software
            1 DPC300-DPT          FILE MGT: DEPARTMENT SVR (DEPCON)                     $ 2,420.00         $ 2,420.00    $   17.00
            1 DPC300-AFK          DEPARTMENTAL ADV FUNCTION KEYS                        $   825.00         $   825.00    $    6.00


                                                                                      =============       ==========================
                                  Appendix A1 Total:                                    $83,358.40         $83,358.40    $  801.00

                                                                                      =============       ==========================
                                  ITI Discount                                          $ 4,167.00         $ 4,167.00

                                                                                      =============       ==========================
                                  Appendix A1 Grand Total:                              $79,191.40         $79,191.40    $  801.00

Appendix A1A-Document Processing Hardware
Smith River Community Bank, 730 East Church St., Martinsville, VA 24112
                                                                                                             Exhibit 10.2(Continued)
Component         Qty Style Number        Description                               List         % Disc    Selling         Monthly
                                                                                                           Price           Surety

Document Processing
                     1 DP250-SNT           SYS:STD HEIGHT NT                       $ 23,141.00            $ 23,141.00     $ 140.00
                     1 DP510-MPR           PRINTER MASTER                          $  1,570.00            $  1,570.00     $   7.00
                     1 DP205-RMJ           ENDORSER:REAR 250 MJE                   $  2,790.00            $  2,790.00     $  15.00
                     1 DP506-NSO           ENDORSER:NO STAMP OPTION                $      1.00            $      1.00            -
                     1 DP503-EME           ENCODER E138 MICR                       $  1,915.00            $  1,915.00     $   9.00
                     1 DP212-SHP           STACKER:12POCKETS, STD HT               $  4,458.00            $  4,458.00     $  45.00
                     1 DP500-IQM           DOC SW:IMG QUALITY MONTR                $    995.00            $    995.00            -
                     2 DP530-CCI           ACC:CCITT COMPRESSION                   $  9,990.00            $  9,990.00     $  92.00
                     2 DP528-CLR           ACC:CLEAR FILTER                        $    990.00            $    990.00            -
                     1 DP215-SIQ           SYS:STD HGT NT IMG MOD                  $  7,563.00            $  7,563.00     $  13.00
                     1 DP250-INT           DOC SW:IMAGE NT SYS S/W                 $  6,000.00            $  6,000.00     $  23.00
                     1 DP529-CFR           CAMERA:FRONT REAR                       $ 13,540.00            $ 13,540.00     $ 174.00
                     1 DP552-ENI           READER:E138.NO CODLINE                  $  3,495.00            $  3,495.00     $  31.00
                     1 DP575-NT4           SYS:NDP575 NT TRACK PC                  $  2,100.00            $  2,100.00     $  43.00
                     1 NTW40-P             DOC SW:NT WS TRACK PC                             -                      -     $   2.00
                     1 KB100-100           KEYBD:UNIVERSAL F                       $    345.00            $    345.00            -
                     1 CBL100-DP1          CABLE:KEYBOARD                          $     50.00            $     50.00            -

                     1 DP590-ITI           ACC:ITI INTEGRATION STYL
                                                                                  =============         ===========================

                                           Appendix A1 Total:                      $ 78,943.00            $ 78,943.00     $ 594.00

                                           ITI Discount                            $ 10,500.00            $ 10,500.00

                                                                                  =============         ===========================
                                           Appendix A1 Grand total:                $ 68,443.00            $ 68,443.00     $ 594.00


Appendix A2 - Enable
Smith River Community Bank, 730 East Church St., Martinsville, VA 24112
                                                                                                             Exhibit 10.2(Continued)

Item      Qty        Style        Description                                             List        % Disc  Selling     Monthly
                                                                                                               Price       Surety

BTCO COMPONENTS
Small File Server
            1         TWM8505-EXD Tape Drive purchase and install                         $ 1,995.00        $ 1,995.00      $ 75.00
            1         21-2773-931 ARCserveIT 6.61 Workgroup Edition for Windows NT        $   695.00        $   695.00      $  7.00

Connect3 Communication Server
            1         21-2773-931 ARCservIT 6.61 Workgroup Edition for Windows NT         $   695.00        $   695.00      $  7.00
            4         65-2315-979 Courier V.Everything Ext 33.6 D/F Modern Pc/MAc         $ 1,040.00        $ 1,040.00            -
            4         15-1196-102 EF Printer & Modem Cable                                $   208.00        $   208.00            -
            1        TWM33038-SVR Connect3 Load Incls Tape Drive And Pcanywhere           $ 2,350.00        $ 2,350.00            -
            1        TWM22090-DG8 PC/8EM (DB25) digi bd                                   $   995.00        $   995.00            -
            1         57-8959-900 SURGE, 7 RECEPTACLES, 6FT CORD                          $    89.00        $    89.00            -
            4         57-8963-902 SURGE, DIAL UP, 2W, RJ11                                $   128.00        $   128.00            -

NETWORK OPERATING SYSTEMS
            1            TD454504 Micorosoft Sql Svr V7.0 - 5 User                        $ 1,399.00        $ 1,399.00            -
            1            TD454505 Microsoft Sql Svr V7.0 - 10 User                        $ 1,999.00        $ 1,999.00            -

ETHERNET COMPONENTS
            2         86-1730-927 10BASE T Hub 12 Port, North Amer.                       $ 1,698.00        $ 1,698.00      $ 14.00
            1         48-6365-976 BAYSTACK 350-24T SWITCH                                 $ 2,495.00        $ 2,495.00      $ 25.00
            1         15-1877-107 10' Serial Cable DB9F to DB9F                           $    29.00        $    29.00            -

INFOAccess COMPONENTS
           13         86-1439-875 RJ45 Pvc Patch Cables - Pc to Wall - 10 Ft              $   191.10        $   191.10            -
           13         86-1439-842 RJ45 Pvc Patch Panel Cables - 5 Ft                      $   102.96        $   102.96            -
            2         86-1686-400 RJ45 Patch Panel 24 Ports W/110Blocks                   $   252.00        $   252.00            -
            2         86-0860-477 19" Equipment Rack - 7 Foot                             $   570.00        $   570.00            -
            2         57-8956-906 SURGE, 7 RECEPTACLES, 6 FT CORD                         $   118.00        $   118.00            -
            6         85-0197-906 19" Shelf                                               $   312.00        $   312.00            -

ANCILLARY COMPONENTS, SUPPLIES
            4            81150930 UPS 1000VA W SOFTWARE 8MIN BATT @                       $ 2,996.00        $ 2,996.00            -
            5         02-0499-935 UP710M & UP715M 4 Year Advanced Extended Warranty       $   875.00        $   875.00            -
            1            81157935 UPS 1500VA W SOFTWARE, 8 MIN BATT @                     $   899.00        $   899.00            -
            1         21-2766-935 InoculateIT v4.53 Workgroup/Advanced Edition, Client
                                   Agents-                                                $    49.00        $    49.00            -
            2         21-2767-933 InoculateIT v4.53 Workgroup/Advanced Edition, Client
                                   Agent-                                                 $   790.00        $   790.00      $  8.00
            1         21-2772-933 ARCserveIT 6.61 Advanced Edition for Windows NT         $ 1,395.00        $ 1,395.00      $ 14.00
            1            TD497268 Microtek Scan Maker X6                                  $   149.00        $   149.00      $ 13.00
            1            TD888911 Exb EX17DWK 8900 DW /ext 8MM Autoloader 140/280         $ 5,285.00        $ 5,285.00      $ 77.53
           30            TD888675 307265-000 Exabyte 8Mm Tape Media                       $   660.00        $   660.00            -
            2         21-2784-938 ARCserveIT Workgroup/Advanced Edition Backup Agent
                                   for Mic                                                $ 1,990.00        $ 1,990.00            -
            4         15-1025-665 DB25M/CENT35M ASSY PARALEL 6.6 PVC                      $   154.60        $   154.60      $ 20.00
            3         21-2762-934 InoculateIT v4.53 Workgoup Edition for  Windows NT      $ 1,485.00        $ 1,485.00            -
            5         21-2778-930 ARCserveIT Workgoup/Advanced Edition Disaster Recover O $ 2,475.00        $ 2,475.00      $ 15.00
            3         15-2061-107 10' Serial Cable DB9F/DB25M - FAX/PcAnywhere            $    99.00        $    99.00      $ 25.00
            1         68-0520-988 Robohelp 7                                              $   695.00        $   695.00            -
            1            TD459132 M/S Word 2000                                           $   339.00        $   339.00            -
            9         68-3300-982 ITI Connect 16 bit Fourth Edition                       $ 1,755.00        $ 1,755.00            -
            9         68-3321-988 Maintenance for ITI Connect 16 bit Fourth Edition       $   270.00        $   270.00            -
            3         68-3918-981 ITI Connect 32 bit Fourth Edition                       $   585.00        $   585.00            -
            3         68-3919-989 Maintenance for ITI Connect 32bit Emerald Edition       $    90.00        $    90.00            -
            1         68-3322-986 Combo Pack 16/32 bit ITI Connect                        $   295.00        $   295.00            -
            1         68-3921-985 Maintenance of ITI Combo Pack                           $    60.00        $    60.00            -
            1         21-2763-932 InoculateIT v4.53 Advanced Edition ofr Windows NT       $   695.00        $   695.00      $  7.00
            2            TD888656 Exapak Mammouth Tape Drive ACC Kit 10 Tapes w/Cleaner   $ 1,972.00        $ 1,972.00            -
            7            TD459129 Office 2000                                             $ 3,493.00        $ 3,493.00            -
            7            TD619925 7' Cable                                                $   290.00        $   290.00
            1            TD619609 8 Port switch                                           $   908.00        $   908.00

STORAGE EQUIPMENT
            1            TD091789 TEAC 6X/2 X EXT CDR RTL SGL W/PCI CONTROLLER & SO       $   449.00        $   449.00            -
            1         65-2041-971 Fuijitsu 15 Ppm Scanpartner Color Flatbed               $ 1,845.00        $ 1,845.00      $ 22.49
            8            TD940707 USRobotics Sportster Ext 33.6 V.34                      $   880.00        $   880.00            -



Appendix A2 - Enable
Smith River Community Bank, 730 East Church St., Martinsville, VA 24112


Item       Qty       Style         Description                                           List       % Disc  Selling          Monthly
                                                                                                             Price            Surety


            2         15-8235-887 SCSI 1 Terminator                                      $     64.00       $     64.00            -
            2         15-8217-067 SCSI 1 to SCSI 2 6FT Cable                             $    178.00       $    178.00            -
            2            TD892589 PcAnywhere 32B V 9.0                                   $    430.00       $    430.00            -
           10         64-1429-964 TDK74CDR 74 Min 650 MB Disk                            $     49.90       $     49.90            -

UNISYS CONNECT SERVICES
            1             LAN-SRV INSTALLATION SERVICES                                  $ 17,250.00       $ 17,250.00
            1             WAN-SRV ENABLE NETWORK DESIGN SERVICES                         $    775.00       $    775.00
            1             PRM-WRG Estimated Premise Wiring Charges for Drops             $  2,444.00       $  2,444.00
            1             PRJ-MGT UNISYS GCS PROJECT COORDINATION                        $  1,789.00       $  1,789.00
            1           680583986 ITI Image Base HotStage                                $ 10,615.38       $ 10,615.38

                                                                                      ===============    ===========================
                                                                   Appendix A2 Total:    $ 84,878.94       $ 84,878.94     $ 330.02

                                                                         ITI Discount              -                 -            -

                                                                                      ===============    ===========================
                                                             Appendix A2 Grand Total:    $ 84,878.94      $ 167,067.88     $ 578.04

                                     Page 2

                                                         Exhibit 10.2(Continued)


                           INFORMATION TECHNOLOGY INC.
                            PRODUCT LICENSE AGREEMENT

      Agreement made between Information Technology, Inc. (the "Vendor"), and the "Customer" identified below.



I.    LICENSED PRODUCT
      1.1 LICENSE. Vendor grants to Customer and Customer accepts from Vendor a nonexclusive and nontransferable license to use the products identified in Appendix A (the "Product") under the terms set forth in this agreement. The license herein granted shall commence upon the date of delivery of the Product and shall remain in effect for so long as Vendor's warranties set forth in
Article V remain in effect.
      1.2 PROPRIETARY NATURE OF PRODUCT AND TITLE.The Product and any operations manuals, instructions, and other documents or written materials provided to Customer as instruction in the use of the Product (the "Documentation") are acknowledged by Customer to be and contain Vendor's proprietary information and trade secrets, whether or not any portion thereof is or may be validly copyrighted or patented, acknowledged to be protected by civil and criminal law, and acknowledged to be of great value to Vendor. Except as specifically licensed under this agreement, title and all ownership rights to the Product and the Documentation remain with Vendor. Customer shall retain or affix such evidences of ownership and proprietary notices as Vendor may reasonably request. This paragraph shall survive the term or termination of this agreement.
      1.3 USE OF PRODUCT. The Product may be used only for, by and on behalf of Customer and only in connection with Customer's business operations. This license is granted only for use at the single location identified in Appendix A, upon a single computer system (CPU) as identified in Appendix A, and is limited to processing of not more than the number of accounts (as hereinafter defined) specified in Appendix A. This license may not be used upon any other computer or at any other location except as provided under paragraph 1.4. In the event Customer's usage exceeds the account limitation set forth in Appendix A, a new, upgraded Product License Agreement shall be required, including the payment of an additional license fee. For purposes of this Agreement, "accounts" are defined as the total of all accounts (open or closed) for demand deposit, demand deposit loan, savings, time savings, IRA, certificate of deposit, and loan accounts, processed by Customer, for the institutions being serviced with the Product licensed hereunder.
      1.4 BACKUP AND EMERGENCY USE. In the event Customer is unable to use the Product at the location identified in Appendix A due to an emergency, or to test emergency procedures, Vendor grants to Customer the right to use the Product at a location other than the location defined in Appendix A. Any such use shall be subject to all other restrictions of this agreement and shall continue only so long as the condition giving rise to such use continues. Prior to commencing such use, if possible, and in any event within forty-eight (48) hours of such use, Customer shall give Vendor written notice of the circumstance, location and the expected length of such use. Failure to give notice shall nullify Customer's right of emergency use, as herein granted.
      1.5 ASSIGNMENT. Customer rights under this agreement and in and to the Product may not be assigned, licensed, sublicensed, pledged, or otherwise transferred voluntarily, by operation of law or otherwise without Vendor's prior written consent, and any such prohibited assignment shall be null and void.

II.   CONSIDERATION
      2.1 LICENSE FEE. In consideration of the license of the Product granted under this agreement, Customer shall pay to Vendor the license fee specified in Appendix A. Such license fee does not include, except as expressly provided in this agreement or Appendix A hereto, installation or maintenance of the Product, data base conversion, media, transportation charges, or taxes, all of which costs and taxes shall be the obligation of Customer.
      2.2 MANNER OF PAYMENT. The license fee listed in Appendix A shall be payable in the following manner: (A)A percentage of the license fee, as specified in Appendix A, upon execution of this license agreement by Customer.
(B)The balance, including any applicable taxes, upon delivery of the Product by Vendor to Customer. Invoices respecting the license fee shall be rendered in accordance with the above payment schedule and are payable to Vendor at Vendor's address set forth below within ten (10) days of receipt.
      2.3 TAXES. In addition to the license fee payable hereunder, Customer shall pay all taxes (including, without limitation, sales, use, privilege, ad valorem or excise taxes) and customs duties paid or now or hereafter payable, however designated, levied or based on amounts payable to Vendor hereunder or on Customer's use or possession of the Product under this agreement or upon the presence of the Product at the location identified in Appendix A, but exclusive of federal, state and local taxes based on Vendor's net income. Customer shall not deduct from payments to Vendor any amounts paid or payable to third parties for customs duties or taxes, however designated.
      2.4 CURRENCY. The purchase price and any other charges arising under this agreement shall be invoiced and be payable in U.S. Dollars.
      2.5 LATE PAYMENT. Customer shall pay a late payment charge of one and one-half percent (1 1/2%) per month, or the maximum late payment charge permitted by applicable law, whichever is less, on any amount payable by Customer under this Agreement and not paid when due. Said late payment charge shall be applied for each calendar month (or fraction thereof) that such payment is not made following its due date.
      2.6 SECURITY. Vendor reserves and Customer grants to Vendor a security interest in the rights of Customer for use of the Product and in the Documentation as security for the performance by Customer of its obligations hereunder including, but not limited to, payment of the license fee set forth in Appendix A. A copy of this agreement may be filed in appropriate filing offices at any time after signature by Customer as a financing statement or Vendor may require and Customer shall execute a separate financing statement for purposes of perfecting Vendor's security interest granted pursuant to the provisions of this paragraph.

III.  DELIVERY, TRAINING AND OPERATION
      3.1 DELIVERY. Vendor shall deliver the Product and Customer shall accept delivery of the Product at Customer's address set forth below. Unless delayed, as hereinafter provided for, delivery shall be completed within one (1) year of the date this agreement is accepted by Vendor.
      3.2 DELIVERY DELAYS. In the event Customer requests delay of delivery, Vendor shall not be obligated to effect delivery of the Product except upon thirty (30) days written notice by Customer to Vendor. If delay in delivery is due to any cause beyond the control of Vendor, the date upon which delivery is to be completed shall be extended by the number of days of such delay.
      3.3 TRAINING. Classes in the operation of the Product are available at the offices of Vendor, on a regularly scheduled basis at Vendor's normal rates with respect thereto. All travel, meal and lodging expenses of Customer in connection with such training shall be borne by Customer. On-site training or assistance will be available solely at Vendor's discretion and will be charged to Customer at Vendor's normal rates together with reasonable expenses for travel, meals, lodging and local transportation.

      3.4 ASSISTANCE BY CUSTOMER. Customer shall provide reasonable assistance and cooperation to Vendor in preparation of the Product and the delivery or installation thereof. Such assistance and cooperation shall include, as appropriate, reasonable access to Customer's facility and to Customer's records, as necessary.
      3.5 DOCUMENTATION. Operations manuals in respect to the Product will be delivered to Customer prior to or contemporaneously with the delivery of the Product.
      3.6 RISK OF LOSS. If the Product or the Documentation is lost or damaged, in whole or in part, during shipment, Vendor will replace said Product or Documentation at no additional charge to Customer. Upon delivery in good condition of the Product and the Documentation, Customer shall be responsible therefor and bear the risk of loss for said Product and Documentation.
      3.7 INSTALLATION ASSISTANCE. Vendor may, at its sole discretion, assist Customer in any required installation of the Product at Vendor's normal charges for such assistance. Expenses, including but not limited to computer time, travel, meals, lodging and local transportation incurred in connection therewith, shall be borne by Customer. In no event shall Vendor be liable to Customer for loss of profits, consequential, incidental, indirect or special damages arising from Vendor's efforts to assist in such installation. Vendor agrees to treat Customer's confidential business with the same security as it would its own.
      3.8 OPERATION. Customer acknowledges and agrees that it is exclusively responsible for the operation, supervision, management and control of the Product, including, but not limited to, providing adequate training for its personnel, instituting appropriate security procedures, and implementing reasonable procedures to examine and verify all output before use. Vendor shall have no responsibility or liability for Customer's selection or use of the Product or any associated equipment.
      3.9 CUSTOMER OBLIGATIONS. In order to maintain the continuing integrity and proper operation of the Product, Customer agrees to implement, in the manner instructed by Vendor, each error correction and each enhancement and improvement provided to Customer by Vendor. Customer's failure to do so shall relieve Vendor of any responsibility or liability whatsoever for any failure or malfunction of the Product as modified by a subsequent correction or improvement, but in no such event shall Customer be relieved of the responsibility for payment of fees and charges otherwise properly invoiced during the term hereof. If requested by Vendor, Customer agrees to provide written documentation and details to Vendor to substantiate problems and to assist Vendor in the identification and detection of problems, errors and malfunctions; and Customer agrees that Vendor shall have no obligation or liability for said problems until it has received such documentation and details from Customer.
      3.10 SECURITY AND CONFIDENTIALITY. The security and confidentiality of Customer's data, including the information of its depositors and other customers contained therein is expressly agreed to be the sole responsibility of Customer. Customer warrants that it will take all steps reasonably necessary to protect the confidentiality of such data and to prevent unauthorized disclosure of or access thereto. Customer hereby releases Vendor from any claim arising from or in any way related to access to Customer's database using the Software via use of the Internet or any similar means of electronic communication. Customer indemnifies and holds Vendor harmless from and against any loss suffered by Customer and any third party claim arising from any unauthorized access of (i) Customer's data, or (ii) the information of Customer's account holders or other customers.

IV.   VENDOR'S PROPRIETARY RIGHTS

      4.1 NON-DISCLOSURE. Customer shall take all reasonable steps necessary, including any required by Vendor, to ensure that neither the Product nor the Documentation, nor any portion thereof, on magnetic tape or disk or in any other form, is made available or disclosed by Customer or any of its agents or employees to any other person, firm or corporation. Customer may disclose relevant aspects of the Product and Documentation to its employees and, with Vendor's prior written consent, agents to the extent such disclosure is reasonably necessary to Customer's use of the Product, provided, however, Customer agrees that it will cause all persons permitted such access to the Product and the Documentation to observe and perform the foregoing non-disclosure covenant, and that it will advise Vendor of the procedures employed for this purpose. Customer shall hold Vendor harmless against any loss, cost, expense, claim or liability, including reasonable attorney's fees, resulting from Customer's breach of this non-disclosure obligation. This paragraph shall survive the term or termination of this agreement.
      4.2 COPIES. Customer agrees that while the Product and the Documentation are in its custody and possession, it will not (a) copy or duplicate or permit anyone else to copy or duplicate any of the Product, Documentation or information furnished by Vendor, or (b) create or attempt to create, or permit others to create or attempt to create, by reverse engineering or otherwise, the Product, the Documentation or other information made available under this agreement or otherwise, (whether oral, written, tangible or intangible). Notwithstanding the foregoing, Customer may make and retain two (2) copies of the Product, including all enhancements and changes thereto, only for use in emergencies or to test emergency procedures and may copy for its own use and at its own expense the Documentation, but shall advise Vendor of the specific item copied, the number of copies made and their distribution. The original and any copies in whole or in part of the Product or Documentation which are made pursuant to this provision shall be the exclusive property of Vendor and shall be fully subject to the provisions of this agreement. Customer agrees to retain or place Vendor's proprietary notice on any copies or partial copies made pursuant to this provision.
      4.3 UNAUTHORIZED ACTS. Customer agrees to notify Vendor immediately of the unauthorized possession, use, or knowledge of the Product, Documentation or any information made available to Customer pursuant to this agreement, by any person or organization not authorized by this agreement to have such possession, use or knowledge. Customer will, thereafter, fully cooperate with Vendor in the protection and redress of Vendor's proprietary rights. Customer's compliance with this paragraph shall not, however, be construed in any way as a waiver of Vendor's rights against Customer for Customer's negligent or intentional harm to Vendor's proprietary rights, or for breach of Vendor's contractual rights.
      4.4 INSPECTION. To assist Vendor in the protection of its proprietary rights, Customer shall permit representatives of Vendor to inspect the Product and Documentation and their use, including inspection of any location in which they are being used or kept at all reasonable times.
      4.5 INJUNCTIVE RELIEF. If Customer attempts to use, copy, license, sublicense, sell or otherwise convey or to disclose the Product or Documentation, in any manner contrary to the terms of this agreement or in derogation of Vendor's proprietary rights, whether such rights are explicitly herein stated, determined by law or otherwise, Vendor shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining such actions, Customer hereby acknowledging that other remedies are inadequate.
      4.6 VENDOR'S EMPLOYEES. Customer acknowledges the relationship of Vendor and its employees is of significant value to Vendor and that Vendor's employees are possessed of specialized training and knowledge regarding Vendor and its proprietary property, imparted to such employees at significant expense to Vendor. Accordingly, Customer agrees that during the term hereof and for a period of eighteen (18) months thereafter, Customer shall not, directly or indirectly, solicit for employment or employ any person who is or within the preceding twelve (12) months has been an employee of Vendor. Vendor shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining any violations of this paragraph 4.6, Customer hereby acknowledging that other remedies are inadequate. At Vendor's sole option, Vender may waive its right to injunctive relief and its right to exercise any other remedy which might be available to it. In consideration of such waiver, Customer shall thereupon pay Vendor as liquidated damages a fee equal in amount to the total compensation paid by Vendor to the former employee for the twelve
(12) months next preceding the date of termination of employment of such employee by Vendor.

V.  MAINTENANCE, ENHANCEMENTS AND  WARRANTIES
      5.1 PRODUCT WARRANTY. Vendor warrants that at delivery, the Product will perform in accordance with the then current Documentation provided Customer, and further warrants that it has the right to authorize the use of the Product under this agreement. Vendor's obligation and liability under this paragraph shall, however, be limited to the replacement and correction of the Product so that it will so perform, or to obtaining any authorization necessary to make effective the grant of license to Customer of the use of the Product.
      5.2 PATENT INFRINGEMENTS. Vendor shall hold harmless and defend Customer from any claim or any suit based on any claim that the use of the Product by Customer under this agreement infringes on any patent, copyright, trademark, or other proprietary right of any third party, provided that Customer gives Vendor prompt and written notice of any such claim or suit and permits Vendor to control the defense thereof.
      5.3 WARRANTY DISCLAIMER. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES AND NO OTHER WARRANTY IS EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
      5.4 RENEWAL OF WARRANTIES. Unless sooner terminated pursuant to the provisions of paragraph 5.6, the warranties granted by paragraphs 5.1 and 5.2 (subject, however, to all limitations and disclaimers contained within this agreement) and the right to any enhancements or corrections developed by Vendor under paragraph 5.5, shall be subject to extension for successive one-year warranty periods commencing on the date of the delivery of the Product. Each one year extension (the "Warranty Period") shall be deemed to automatically occur unless notice is given by either Customer or Vendor of an election not to so extend, such notice to be given on or prior to the sixtieth (60th) day preceding the Warranty Period. Any such extension shall in no event be effective unless Customer shall have paid to Vendor on or prior to the beginning of the Warranty Period its then current annual maintenance fee.
      5.5 ENHANCEMENTS AND CHANGES. Vendor shall provide Customer with all enhancements and changes to the Product designed or developed by Vendor and released to its other customers during the Warranty Period. Any change or enhancement to the Product, whether developed or designed by Vendor or by Customer shall be and remain the property of Vendor, provided, however, that Customer shall be entitled to a perpetual license without additional license fee of any enhancements or corrections developed by Customer. Vendor reserves the right to make changes in operating procedures, program language, file structures, access techniques, general purpose programs, data storage requirements, input and output formats, report formats, types of hardware supported, throughput, and other related programming and documentation improvements required to maintain the Product current. As part of these services, Vendor will provide Customer the changes with written instructions concerning implementation. It is understood and agreed that Vendor provision of improvements and enhancements under this paragraph does not include providing to Customer new product which may result from rewriting the Product. Vendor alone shall determine whether the work product of Vendor constitutes new product as a result of a complete rewrite (which is not provided to Customer hereunder) or an improvement or enhancement of the Product (which will be provided to Customer).
      5.6 TERMINATION OF WARRANTIES. The warranties expressed in paragraphs 5.1 and 5.2 and Customer's rights under paragraph 5.5 shall immediately terminate if the Product is revised, changed, enhanced, modified or maintained by any one other than Vendor without the prior specific direction or written approval of Vendor.
      5.7 LIMITATION OF LIABILITY. Customer expressly agrees that Vendor's responsibilities in the event of its breach of the warranties contained in paragraphs 5.1 and 5.2 are as set forth in said paragraphs. Vendor's liability for damages, including but not limited to liability for patent or copyright infringement, regardless of the form of action, shall not exceed the license fee set forth in Appendix A to this agreement and shall arise only if the remedies provided in paragraphs 5.1 and 5.2 are not fulfilled by Vendor. Customer further agrees that Vendor will not be liable for any lost profits, or for any claim or demand against Customer by any other party, except a claim for patent or copyright infringement as provided herein. IN NO EVENT WILL VENDOR BE LIABLE FOR CONSEQUENTIAL DAMAGES EVEN IF VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. No action, regardless of form, arising out of this agreement, may be brought by either party more than one (1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the date of last payment. No action by Vendor for wrongful disclosure or use of the Product or Documentation shall be deemed to have accrued until Vendor receives actual notice of such wrongful disclosure or use. THE CUSTOMER'S REMEDIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE.
      5.8 THIRD PARTY SOFTWARE. The Software licensed hereunder may include software developed and owned by third party licensors. Vendor's sole warranty with respect to such third party software is that Vendor possesses the legal right and authority to relicense such third party software to Customer. Specific warranties regarding performance of such third party software shall be limited to the warranties, if any, provided by such third party licensors. In exchange for Customer's agreement not to assert any claim for breach of such third party licensor's warranties against Vendor, Vendor hereby assigns to Customer such right, if any, as Vendor may possess to assert a claim for breach of warranty against the third party licensor.

VI. DEFAULT
      6.1 TERMINATION. Vendor may terminate this agreement and the license granted hereunder in the event of a default by Customer unless Customer shall have cured the event of default, as hereinafter defined, within twenty (20) days after notice of such event of default given by Vendor to Customer. This agreement and the license granted hereunder shall automatically terminate if Vendor's warranties are not renewed as contemplated in paragraph 5.4 hereof. Upon any termination of this agreement, Customer shall deliver to Vendor the Product, the Documentation and all copies thereof and shall also warrant in writing that all copies have been returned to Vendor or destroyed.
      6.2 EVENTS OF DEFAULT. An event of default is defined as any of the following :
          (A) Customer's failure to pay any amounts required to be paid to Vendor under this agreement on a timely basis;
          (B) Any attempt (i) to assign, sell, mortgage, lease, sublease, license, sublicense or otherwise convey, (ii) to grant any interest in, right of use of, or access to, or (iii) to otherwise disclose the Product or the Documentation, except, in any such case, as herein expressly permitted or as consented to in writing by the Vendor;
          (C) Causing or permitting any encumbrance, of any nature whatsoever to attach to Customer's interest in the Product in favor of any person or entity other than Vendor;
          (D) The entry of any order for relief under any provision of the federal bankruptcy code in any bankruptcy proceedings initiated by or against Customer; or
          (E) Customer's breach of any of the terms or conditions of this agreement.
      6.3 DAMAGES. Upon the occurrence of an event of default without cure within the period of time above-provided, all license or other fees payable to Vendor under this agreement shall without notice or demand by Vendor become immediately due and payable as liquidated damages. This provision for liquidated damages shall not be regarded as a waiver by Vendor of any other rights to which it may be entitled in the event of Customer's default, but rather, such remedy shall be an addition to any other remedy lawfully available to Vendor.

VI.  GENERAL
      7.1 TITLES. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this agreement.
      7.2 FORCE MAJEURE. No party shall be liable for delay in performance hereunder due to causes beyond its control, including but not limited to acts of God, fires, strikes, delinquencies of suppliers, acts of war or intervention by any governmental authority, and each party shall take steps to minimize any such delay.
      7.3 WAIVER. No waiver of any breach of any provision of this agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged therewith.
      7.4 SEVERABILITY. In the event that any provision of this agreement shall be illegal or otherwise unenforceable, such provision shall be severed from this agreement and the entire agreement shall not fail on account thereof, the balance of the agreement continuing in full force and effect.
      7.5 NOTICES. Any notice which either party hereto is required or permitted to give hereunder shall be addressed to the party to be charged therewith at the address set forth below and shall be given by certified or registered mail. Any such notice shall be deemed given on the date of deposit in the mail.
      7.6 ENTIRE AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT. UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT AND ANY MODIFICATIONS MADE PURSUANT TO IT CONSTITUTE THE COMPLETE AND EXCLUSIVE WRITTEN EXPRESSION OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES, AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS PROPOSALS, ORAL OR WRITTEN, UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, WARRANTIES, COVENANTS. AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT MAY NOT IN ANY WAY BE EXPLAINED OR SUPPLEMENTED BY A PRIOR OR EXISTING COURSE OF DEALINGS BETWEEN THE PARTIES, BY ANY USAGE OF TRADE OR CUSTOM, OR BY ANY PRIOR PERFORMANCE BETWEEN THE PARTIES PURSUANT TO THIS AGREEMENT OR OTHERWISE. IN THE EVENT CUSTOMER ISSUES A PURCHASE ORDER OR OTHER INSTRUMENT COVERING THE SERVICES OR DOCUMENTATION HEREIN SPECIFIED, IT IS UNDERSTOOD AND AGREED THAT SUCH PURCHASE ORDER OR OTHER INSTRUMENT IS FOR CUSTOMER'S INTERNAL USE AND PURPOSES ONLY AND SHALL IN NO WAY AFFECT ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.
      7.7 GOVERNING LAW. This agreement is accepted in the State of Nebraska, and shall be enforced in accordance with and governed by the laws of the State of Nebraska.
      7.8  CHOICE  OF  FORUM.  Any  action  arising  out of or  related  to this agreement or the transaction herein described, whether at law or in equity, shall be instituted in and litigated in the state or federal courts of the State of Nebraska. In accordance herewith, the parties hereto submit to the jurisdiction of the courts of said state. Any party being not a resident of Nebraska at the time of suit hereby appoints the Secretary of State of Nebraska as its agent for receipt of service of process.
      7.9 ATTORNEY'S FEES. In the event that any action or proceeding is brought in connection with this agreement the prevailing party therein shall be entitled to recover its costs and reasonable attorney's fees.
      7.10 COUNTERPARTS/FACSIMILES. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature to this agreement may be transmitted by fax and a facsimile signature received by a party hereto shall for all purposes be deemed an original signature hereto.
      7.11 EFFECTIVE DATE. This agreement shall be effective on the date accepted and executed by an authorized representative of Vendor.

CUSTOMER:                                   VENDOR:
SMITH RIVER COMMUNITY BANK           INFORMATION TECHNOLOGY, INC.
-------------------------------

Signature:------------------------          Signature:--------------------------

Name:                                       Name:    Michael K. Young
     -----------------------------                 -----------------------------


Title:                                      Title:   President
      ----------------------------                ------------------------------
Address:   730 East Church Street           Address: 1345 Old Cheney Road
         -------------------------                  ----------------------------
           Martinsville VA 24112                     Lincoln, NE 68512
         -------------------------                  ----------------------------
Date:      11/5/99                          Date Accepted:   November 9, 1999
         -------------------------                        ----------------------



                                   APPENDIX A

DUE UPON EXECUTION:     30%          LOCATION WHERE THE PRODUCT(S) WILL BE USED:
                     --------

COMPUTER SYSTEM (CPU):     N/A (A99)            Smith River Community Bank
                        ------------            730 East Church Street
                                                Martinsville, VA 24112

                         PRODUCT(S) AND LICENSE FEE(S):


107-400           Premier II Teller Sears (4 @ $1000)                                            $         4,000
110-002           Director Network Report & Document Archive Module (Includes 5 Named Users)              17,985
112-901           Director Named User Workstation Software (1 @ $595)                                        595
113-200           Director CD-ROM Interface                                                                  495
506-008           Premier II Teller Release Upgrade Utility                                                3,000
                                                                                                ----------------

                  TOTAL:                                                                         $        26,075

                           INFORMATION TECHNOLOGY INC.
                           SOFTWARE LICENSE AGREEMENT

     Agreement made between Information Technology, Inc. (the "Vendor"), and the "Customer" identified below.



1.   LICENSED SOFTWARE

      1.1 LICENSE. Vendor grants to Customer and Customer accepts from Vendor a nonexclusive and nontransferable license to use the software identified in Appendix A (the "Software") under the terms set forth in this agreement. The license herein granted shall commence upon the date of delivery of the software and shall remain in effect for so long as Vendor's warranties set forth in
Article V remain in effect.
      1.2 PROPRIETARY NATURE OF SOFTWARE AND TITLE. The Software and any operations manuals, instructions, and other documents or written materials provided to Customer as instruction in the use of the Software (the "Documentation") are acknowledged by Customer to be and contain Vendor's proprietary information and trade secrets, whether or not any portion thereof is or may be validly copyrighted or patented, acknowledged to be protected by civil and criminal law, and acknowledged to be of great value to Vendor. Except as specifically licensed under this agreement, title and all ownership rights to the Software and the Documentation remain with Vendor. Customer shall retain or affix such evidences of ownership and proprietary notices as Vendor may reasonably request. This paragraph shall survive the term or termination of this agreement.
      1.3 USE OF SOFTWARE. The Software may be used only for, by and on behalf of Customer and only in connection with Customer's business operations. This license is granted only for use at the single location identified in Appendix A, upon a single computer system (CPU) as identified in Appendix A, and is limited to processing of not more than the number of accounts (as hereinafter defined) specified in Appendix A. This license may not be used upon any other computer or at any other location except as provided under paragraph 1.4. In the event Customer's usage exceeds the account limitation set forth in Appendix A, a new, upgraded Software License Agreement shall be required, including the payment of an additional license fee. For purposes of this Agreement, "accounts" are defined as the total of all accounts (open or closed) for demand deposit, demand deposit loan, savings, time savings, IRA, certificate of deposit, and loan accounts, processed by Customer, for the institutions being serviced with the Software licensed hereunder.
      1.4 BACKUP AND EMERGENCY USE. In the event Customer is unable to use the Software at the location identified in Appendix A due to an emergency, or to test emergency procedures, Vendor grants to Customer the right to use the Software at a location other than the location defined in Appendix A. Any such use shall be subject to all other restrictions of this agreement and shall continue only so long as the condition giving rise to such use continues. Prior to commencing such use, if possible, and in any event within forty-eight (48) hours of such use, Customer shall give Vendor written notice of the circumstance, location and the expected length of such use. Failure to give notice shall nullify Customer's right of emergency use, as herein granted.
      1.5 ASSIGNMENT. Customer rights under this agreement and in and to the Software may not be assigned, licensed, sublicensed, pledged, or otherwise transferred voluntarily, by operation of law or otherwise without Vendor's prior written consent, and any such prohibited assignment shall be null and void.

II. CONSIDERATION

      2.1 LICENSE FEE. In consideration of the license of the Software granted under this agreement, Customer shall pay to Vendor the license fee specified in Appendix A. Such license fee does not include, except as expressly provided in this agreement or Appendix A hereto, installation or maintenance of the Software, data base conversion, media, transportation charges or taxes, all of which costs and taxes shall be the obligation of Customer.
      2.2 MANNER OF PAYMENT. The license fee listed in Appendix A shall be payable in the following manner:
        (A) A percentage of the license fee, as specified in Appendix A, upon execution of this license agreement by Customer.
        (B) The balance, including any applicable taxes, upon delivery of the Software by Vendor to Customer.
Invoices respecting the license fee shall be rendered in accordance with the above payment schedule and are payable to Vendor at Vendor's address set forth below within ten (10) days of receipt.
      2.3 TAXES. In addition to the license fee payable hereunder, Customer shall pay all taxes (including, without limitation, sales, use, privilege, ad valorem or excise taxes) and customs duties paid or now or hereafter payable, however designated, levied or based on amounts payable to Vendor hereunder, on Customer's use or possession of the Software under this agreement or upon the presence of the Software at the location identified in Appendix A, but exclusive of federal, state and local taxes based on Vendor's net income. Customer shall not deduct from payments to Vendor any amounts paid or payable to third parties for customs duties or taxes, however designated
      2.4 CURRENCY. The purchase price and any other charges arising under this agreement shall be invoiced and be payable in U.S. Dollars.
      2.5 LATE PAYMENT. Customer shall pay a late payment charge of one and one-half percent (1 1/2%) per month, or the maximum late payment charge permitted by applicable law, whichever is less, on any amount payable by Customer under this Agreement and not paid when due. Said late payment charge shall be applied for each calendar month (or fraction thereof) that such payment is not made following its due date.
      2.6 SECURITY. Vendor reserves and Customer grants to Vendor a security interest in the rights of Customer for use of the Software and in the Documentation as security for the performance by Customer of its obligations hereunder including, but not limited to, payment of the license fee set forth in Appendix A. A copy of this agreement may be filed in appropriate filing offices at any time after signature by Customer as a financing statement or Vendor may require and Customer shall execute a separate financing statement for purposes of perfecting Vendor's security interest granted pursuant to the provisions of this paragraph.

III. DELIVERY, TRAINING AND OPERATION
      3.1 DELIVERY. Vendor shall deliver the Software and Customer shall accept delivery of the Software at Customer's address set forth below. Unless delayed, as hereinafter provided for, delivery shall be completed within one (1) year of the date this agreement is accepted by Vendor.
      3.2 DELIVERY DELAYS. In the event Customer requests delay of delivery, Vendor shall not be obligated to effect delivery of the Software except upon thirty (30) days written notice by Customer to Vendor. If delay in delivery is due to any cause beyond the control of Vendor, the date upon which delivery is to be completed shall be extended by the number of days of such delay.

      3.3 TRAINING. Classes in the operation of the Software are available at the offices of Vendor on a regularly scheduled basis. Customer's entitlement, if any, to such training is as set forth in Appendix A for such additional charges, if any, as may be set forth therein. Reasonable additional training will be provided to customer at the offices of Vendor upon Customer's request, at Vendor's normal rates with respect thereto. All travel, meal and lodging expenses of Customer in connection with such training shall be borne by Customer. On-site training or assistance will be available solely at Vendor's discretion and will be charged to Customer at Vendor's normal rates together with reasonable expenses for travel, meals, lodging and local transportation.
      3.4 ASSISTANCE BY CUSTOMER. Customer shall provide reasonable assistance and cooperation to Vendor in preparation of the Software and the delivery or installation thereof. Such assistance and cooperation shall include, as appropriate, reasonable access to Customer's facility and to Customer's records, as necessary.
      3.5 DOCUMENTATION. Operations manuals in respect to the Software will be delivered to Customer prior to or contemporaneously with the delivery of the Software.
      3.6 RISK OF LOSS. If the Software or the Documentation is lost or damaged, in whole or in part, during shipment, Vendor will replace said Software or
Documentation at no additional charge to Customer. Upon delivery in good condition of the Software and the Documentation, Customer shall be responsible therefor and bear the risk of loss for said Software and Documentation.
      3.7 CONVERSION ASSISTANCE. Vendor may, at its sole discretion, assist Customer in the conversion of Customer's files from a computer processor or in-house computer system at Vendor's normal charges for such assistance. Expenses, including but not limited to computer time, travel, meals, lodging and local transportation incurred connection therewith, shall be borne by Customer. In no event shall Vendor be liable to Customer for loss of profits, consequential, incidental, indirect or special damages arising from Vendor's efforts to assist in the conversion of Customer's files. Vendor agrees to treat Customer's confidential business with the same security as it would its own.
      3.8 OPERATION. Customer acknowledges and agrees that it is exclusively responsible for the operation, supervision, management and control of the Software, including, but not limited to, providing adequate training for its personnel, instituting appropriate security procedures, and implementing reasonable procedures to examine and verify all output before use. Vendor shall have no responsibility or liability for Customer's selection or use of the Software or any associated equipment.
      3.9 CUSTOMER OBLIGATIONS. In order to maintain the continuing integrity and proper operation of the Software, Customer agrees to implement, in the manner instructed by Vendor, each error correction and each enhancement and improvement provided to Customer by Vendor. Customer's failure to do so shall relieve Vendor of any responsibility or liability whatsoever for any failure or malfunction of the software as modified by a subsequent correction or improvement, but in no such event shall Customer be relieved of the responsibility for payment of fees and charges otherwise properly invoiced during the term hereof. If requested by Vendor, Customer agrees to provide written documentation and details to Vendor to substantiate problems and to assist Vendor in the identification and detection of problems, errors and malfunctions: and Customer agrees that Vendor shall have no obligation or liability for said problems untilithas received such documentation and details from Customer.
      3.10 SECURITY AND CONFIDENTIALITY The security and confidentiality of Customer's data, including the information of its depositors and other customers contained therein is expressly agreed to be the sole responsibility of Customer. Customer warrants thatitwill take all steps reasonably necessary to protect the confidentiality of such data and to prevent unauthorized disclosure of or access thereto. Customer hereby releases Vendor from any claim arising from or in any way related to access to Customer's database using the Software via use of the Internet or any similar means of electronic communication. Customer indemnifies and holds Vendor harmless from and against any loss suffered by Customer and any third party claim arising from any unauthorized access of (i) Customer's data, or (ii) the information of Customer's account holders or other customers.

IV. VENDOR'S PROPRIETARY RIGHTS
      4.1 NON-DISCLOSURE. Customer shall take all reasonable steps necessary, including any required by Vendor, to ensure that neither the Software nor the Documentation, nor any portion thereof, on magnetic tape or disk or in any other form, is made available or disclosed by Customer or any of its agents or employees to any other person, firm or corporation. Customer may disclose relevant aspects of the Software and Documentation to its employees and, with Vendor's prior written consent, agents to the extent such disclosure is reasonably necessary to Customer's use of the Software, provided, however,
Customer agrees that R will cause all persons permitted such access to the Software and the Documentation to observe and perform the foregoing nondisclosure covenant, and that it will advise Vendor of the procedures employed for this purpose. Customer shall hold Vendor harmless against any loss, cost, expense, claim or liability, including reasonable attorneys fees, resulting from Customer's breach of this non-disclosure obligation. This paragraph shall survive the term or termination of this agreement.
     4.2 COPIES. Customer agrees that while the Software and the Documentation are in its custody and possession, it will not (a) copy or duplicate or permit anyone else to copy or duplicate any of the Software, Documentation or information furnished by Vendor, or (b) create or attempt to create, or permit others to create or attempt to create, by reverse engineering or otherwise, the source programs or any part thereof from the object program for the Software, the Documentation or other information made available under this agreement or otherwise, (whether oral, written, tangible or intangible). Notwithstanding the foregoing. Customer may make and retain two (2) copies of the Software, including all enhancements and changes thereto, only for use in emergencies or to test emergency procedures and may copy for its own use and at its own expense the Documentation, but shall advise Vendor of the specific item copied, the number of copies made and their distribution. The original and any copies in whole or in part of the Software or Documentation which are made pursuant to this provision shall be the exclusive property of Vendor and shall be fully subject to the provisions of this agreement Customer agrees to retain or place Vendor's proprietary notice on any copies or partial copies made pursuant to this provision.
    4.3 UNAUTHORIZED ACTS. Customer agrees to notify Vendor immediately of the unauthorized possession, use, or knowledge of the Software, Documentation or any information made available to Customer pursuant to this agreement, by any person or organization not authorized by this agreement to have such possession, use or knowledge. Customer will, thereafter, fully cooperate with Vendor in the protection and redress of Vendor's proprietary rights. Customer's compliance with this paragraph shall not, however, be construed in any way as a waiver of Vendor's rights against Customer for Customer's negligent or intentional harm to Vendor's proprietary rights, or for breach of Vendor's contractual rights.
     4.4 INSPECTION. To assist Vendor in the protection of its proprietary rights, Customer shall permit representatives of Vendor to inspect the Software and Documentation and their use, including inspection of any location in which they are being used or kept at all reasonable times.

    4.5 INJUNCTIVE RELIEF. If Customer attempts to use, copy, license, sublicense, sell or otherwise convey or to disclose the Software or Documentation, in any manner contrary to the terms of this agreement or in derogation of Vendor's proprietary rights, whether such rights are explicitly herein stated, determined by law or otherwise, Vendor shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining such actions, Customer hereby acknowledging that other remedies are inadequate.
    4.6 ACCESS TO SOURCE CODE. Vendor has deposited the Software in source code form and Documentation sufficient to facilitate maintenance, modification or correction of the Software with the custodial agent named in Appendix A. Vendor reserves the right to change said custodial agent at any time with written notification to Customer within sixty (60) days of said change. If Vendor, its successors or assigns shall cease to conduct business for any period in excess of thirty (30) days, Customer shall have the right to obtain, for its own and sole use only, a single copy of the then current version of the source code form of the Software supplied under this agreement, and a single copy of the Documentation associated therewith, upon payment to the person in control of the said source code form of the Software of the reasonable cost of making each copy. The source code form of the Software supplied to Customer under this paragraph shall be subject to each and every restriction on use set forth in this agreement. Customer acknowledges that the source code form of the Software and the associated Documentation are extraordinarily valuable proprietary property of Vendor and will be guarded against unauthorized use or disclosure with great care.
    4.7 VENDOR'S EMPLOYEES. Customer acknowledges the relationship of Vendor and its employees is of significant value to Vendor and that Vendor's employees are possessed of specialized training and knowledge regarding Vendor and its proprietary property, imparted to such employees at significant expense to Vendor. Accordingly, Customer agrees that during the term hereof and for a period of eighteen (18) months thereafter, Customer shall not, directly or indirectly, solicit for employment or employ any person who is or within the preceding twelve (12) months has been an employee of Vendor. Vendor shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining any violations of this paragraph 4.7, Customer hereby acknowledging that other remedies are inadequate. At Vendor's sole option, Vendor may waive its right to injunctive relief and its right to exercise any other remedy which might be available to it. In consideration of such waiver, Customer shall thereupon pay Vendor as liquidated damages a fee equal in amount to the total compensation paid by Vendor to the former employee for the twelve (1 2) months next preceding the date of termination of employment of such employee by Vendor.

V.  MAINTENANCE, ENHANCEMENTS AND WARRANTIES
    5.1 SOFTWARE WARRANTY. Vendor warrants that during the first twelve (12) months following delivery of the Software (the "Warranty Period"), the Software will perform in accordance with the then current Documentation provided Customer, and further warrants that it has the right to authorize the use of the Software under this agreement. Vendor's obligation and liability under this paragraph shall, however, be limited to the replacement and correction of the Software so that it will so perform, or to obtaining any authorization necessary to make effective the grant of license to Customer of the use of the Software.
     5.2 PATENT INFRINGEMENTS. Vendor shall hold harmless and defend Customer from any claim or any suit based on any claim that the use of the Software by Customer under this agreement infringes on any patent, copyright, trademark, or other proprietary right of any third party, provided that Customer gives Vendor prompt and written notice of any such claim or suit and permits Vendor to control the defense thereof.
    5.3 WARRANTY DISCLAIMER. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES AND NO OTHER WARRANTY IS EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
    5.4 RENEWAL OF WARRANTIES. Unless sooner terminated pursuant to the provisions of paragraph 5.6, the warranties granted by paragraphs 5.1 and 5.2 (subject, however, to all limitations and disclaimers contained within this agreement) and the right to any enhancements or corrections developed by Vendor under paragraph 5.5, shall be subject to extension for successive one-year warranty periods commencing on the first anniversary date of the delivery of the Software for four (4) successive years. Such extension shall be deemed to automatically occur unless notice is given by either Customer or Vendor of an election not to so extend, such notice to be given on or prior to the sixtieth
(60th) day preceding the anniversary date of delivery. Any such extension shall in no event be effective unless Customer shall have paid to Vendor on or prior to the anniversary date of delivery an annual maintenance fee set forth in Appendix A. Extension of Vendor's warranties beyond the fifth (5th) anniversary shall be governed by Vendor's maintenance extension agreement.
    5.5 ENHANCEMENTS AND CHANGES. Vendor shall provide Customer with all enhancements and changes to the Software designed or developed by Vendor and released to its other customers during the Warranty Period. Any change or enhancement to the Software, whether developed or designed by Vendor or by Customer shall be and remain the property of Vendor, provided, however, that Customer shall be entitled to a perpetual license without additional license fee of any enhancements or corrections developed by Customer. Vendor reserves the right to make changes in operating procedures, program language, file structures, access techniques, general purpose programs, data storage requirements, input and output formats, report formats, types of hardware supported, throughput, and other related programming and documentation improvements required to maintain the Software current. As part of these services, Vendor will provide Customer the changes with written instructions concerning implementation. It is understood and agreed that Vendor provision of improvements and enhancements under this paragraph does not include providing to Customer a new set of software which may result from rewriting the Software. Vendor alone shall determine whether the work product of Vendor constitutes new software as a result of a complete rewrite (which is not provided to Customer hereunder) or an improvement or enhancement of the Software (which will be provided to Customer).
    5.6 TERMINATION OF WARRANTIES. The warranties expressed in paragraphs 5.1 and 5.2 and Customer's rights under paragraph 5.5 shall immediately terminate if the Software is revised, changed, enhanced, modified or maintained by any one other than Vendor without the prior specific direction or written approval of Vendor.
    5.7 LIMITATION OF LIABILITY. Customer expressly agrees that Vendor's responsibilities in the event of its breach of the warranties contained in paragraphs 5.1 and 5.2 are as set forth in said paragraphs. Vendor's liability for damages, including but not limited to liability for patent or copyright infringement, regardless of the form of action, shall not exceed the license fee set forth in Appendix A to this agreement and shall arise only if the remedies provided in paragraphs 5.1 and 5.2 are not fulfilled by Vendor. Customer further agrees that Vendor will not be liable for any lost profits, or for any claim or demand against Customer by any other party, except a claim for patent or copyright infringement as provided herein. IN NO EVENT WILL VENDOR BE LIABLE FOR CONSEQUENTIAL DAMAGES EVEN IF VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. No action, regardless of form, arising out of this agreement, may be brought by either party more than one (1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the date of last payment. No action by Vendor for wrongful disclosure or use of the Software or Documentation shall be deemed to have accrued until Vendor receives actual notice of such wrongful disclosure or use.

THE CUSTOMER'S REMEDIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE.
  5.8 THIRD PARTY SOFTWARE. The Software licensed hereunder may include software developed and owned by third party licensors, Vendor's sole warranty with respect to such third party software is that Vendor possesses the legal right and authority to relicense such third party software to Customer. Specific warranties regarding performance of such third party software shall be limited to the warranties, if any, provided by such third party licensors. In exchange for Customer's agreement not to assert any claim for breach of such third party licensor's warranties against Vendor, Vendor hereby assigns to Customer such right, if any, as Vendor may possess to assert a claim for breach of warranty against the third party licensor.

VI.  DEFAULT
  6.1 TERMINATION. Vendor may terminate this agreement and the license granted hereunder in the event of a default by Customer unless Customer shall have cured the event of default, as hereinafter defined, within twenty (20) days after notice of such event of default given by Vendor to Customer. This agreement and the license granted hereunder shall automatically terminate if Vendor's warranties are not renewed as contemplated in paragraph 5.4 hereof. Upon any termination of this agreement, Customer shall deliver to Vendor the Software, the Documentation and all copies thereof and shall also warrant in writing that all copies have been returned to Vendor or destroyed.
    6.2 EVENTS OF DEFAULT. An event of default is defined as any of the following:
       (A) Customer's failure to pay any amounts required to be paid to Vendor under this agreement on a timely basis;
       (B) Any attempt (i) to assign, sell, mortgage, lease, sublease, license, sublicense or otherwise convey, (ii) to grant any interest in, right of use of, or access to, or (iii) to otherwise disclose the Software or the Documentation, except, in any such case, as herein expressly permitted or as consented to in writing by the Vendor;
       (C) Causing or permitting any encumbrance, of any nature whatsoever to attach to Customer's interest in the Software in favor of any person or entity other than Vendor;
       (D) The entry of any order for relief under any provision of the federal bankruptcy code in any bankruptcy proceedings initiated by or against Customer; or
       (E) Customer's breach of any of the terms or conditions of this agreement.
    6.3 DAMAGES. Upon the occurrence of an event of default without cure within the period of time above-provided, all license or other fees payable to Vendor under this agreement shall without notice or demand by Vendor become immediately due and payable as liquidated damages, This provision for liquidated damages shall not be regarded as a waiver by Vendor of any other rights to which it may be entitled in the event of Customer's default, but rather, such remedy shall be an addition to any other remedy lawfully available to Vendor.

VI. GENERAL
    7.1 TITLES. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this agreement,
    7.2 FORCE MAJEURE. No party shall be liable for delay in performance hereunder due to causes beyond its control, including but not limited to acts of God, fires, strikes, delinquencies of suppliers, acts of war or intervention by any governmental authority, and each party shall take steps to minimize any such delay.
    7.3 WAIVER. No waiver of any breach of any provision of this agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged therewith.
    7.4 SEVERABILITY. In the event that any Provision of this agreement shall be illegal or otherwise unenforceable, such provision shall be severed from this agreement and the entire agreement shall not fail on account thereof, the balance of the agreement continuing in full force and effect.
     7.5 NOTICES. Any notice which either party hereto is required or permitted to give hereunder shall be addressed to the party to be charged therewith at the address set forth below and shall be given by certified or registered mail. Any such notice shall be deemed given on the date of deposit in the mail.
    7.6 ENTIRE AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT AND ANY MODIFICATIONS MADE PURSUANT TO IT CONSTITUTE THE COMPLETE AND EXCLUSIVE WRITTEN EXPRESSION OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES, AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS PROPOSALS, ORAL OR WRITTEN, UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, WARRANTIES, COVENANTS, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT MAY NOT IN ANY WAY BE EXPLAINED OR SUPPLEMENTED BY A PRIOR OR EXISTING COURSE OF DEALINGS BETWEEN THE PARTIES. BY ANY USAGE OF TRADE OR CUSTOM, OR BY ANY PRIOR PERFORMANCE BETWEEN THE PARTIES PURSUANT TO THIS AGREEMENT OR OTHERWISE. IN THE EVENT CUSTOMER ISSUES A PURCHASE ORDER OR OTHER INSTRUMENT COVERING THE SOFTWARE HEREIN SPECIFIED, IT IS UNDERSTOOD AND AGREED THAT SUCH PURCHASE ORDER OR OTHER INSTRUMENT IS FOR CUSTOMER'S INTERNAL USE AND PURPOSES ONLY AND SHALL IN NO WAY AFFECT ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.
    7.7 GOVERNING LAW. This agreement is accepted in the State of Nebraska, and shall be enforced in accordance with and governed by the laws of the State of Nebraska
    7.8 CHOICE OF FORUM. Any action arising out of or related to this agreement or the transaction herein described, whether at law or in equity, shall be instituted in and litigated in the state or federal courts of the State of Nebraska. In accordance herewith, the parties hereto submit to the jurisdiction of the courts of said state. Any party being not a resident of Nebraska at the time of suit hereby appoints the Secretary of State of Nebraska as its agent for receipt of service of process.
     7.9 ATTORNEY'S FEES. In the event that any action or proceeding is brought in connection with this agreement the prevailing party therein shall be entitled to recover its costs and reasonable attorneys fees.
    7.10 COUNTERPARTS/FACSIMILES. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature to this agreement may be transmitted by fax and a facsimile signature received by a party hereto shall for all purposes be deemed an original signature hereto.
    7.11 EFFECTIVE DATE. This agreement shall be effective on the date accepted and executed by an authorized representative of Vendor.

CUSTOMER:                                                     VENDOR:
SMITH RIVER COMMUNITY BANK                       INFORMATION TECHNOLOGY, INC.
-----------------------------------



Signature:                                                    Signature:
           -----------------------------------------                     -------------------------------------

Name:                                                         Name:    Michael K. Young
     -----------------------------------------------                ------------------------------------------

Title:                                                        Title:   President
         -------------------------------------------                 -----------------------------------------
Address:    730 East Church Street                            Address: 1345 Old Cheney Road
         -------------------------------------------                  ----------------------------------------
           Martinsville VA 24112                                       Lincoln, NE 68512
         -------------------------------------------                  ----------------------------------------
Date:      11/5/99                                            Date Accepted:   November 9, 1999
         -------------------------------------------                         ---------------------------------



                                            APPENDIX A



DUE UPON EXECUTION:           100%                                           CUSTODIAL AGENT:
                    ------------------------
COMPUTER SYSTEM (CPU):     N/A (A99)                                         West Gate Bank, 1204 West 0 Street, Lincoln, NE 68528
                        --------------------

                                                                             LOCATION WHERE THE SOFTWARE PRODUCT(S) WILL BE USED:
CUSTOMER'S ENTITLEMENT TO TRAINING:
  Customer is entitled to     0     days training for      0                 Smith River Community Bank
                          ---------                    ---------
  person(s) at $      0                                                      730 East Church Street
                 ----------
                                                                             Martinsville, VA 24112
ANNUAL MAINTENANCE FEE:
             Twenty         percent (  20   %) of license fee exclusive of any discounts.
      ----------------              ----------

                     SOFTWARE PRODUCT(S) AND LICENSE FEE(S):

370-202           Connect3 Comm Server (Per Server)                                              $         1,466
                                                                                                  --------------
                  TOTAL:                                                                         $         1,466

                           INFORMATION TECHNOLOGY INC.
                           SOFTWARE LICENSE AGREEMENT

     Agreement made between Information Technology, Inc. (the "Vendor"), and the "Customer" identified below.


1.   LICENSED SOFTWARE
      1.1 LICENSE. Vendor grants to Customer and Customer accepts from Vendor a nonexclusive and nontransferable license to use the software identified in Appendix A (the "Software") under the terms set forth in this agreement. The license herein granted shall commence upon the date of delivery of the software and shall remain in effect for so long as Vendor's warranties set forth in
Article V remain in effect.
      1.2 PROPRIETARY NATURE OF SOFTWARE AND TITLE. The Software and any operations manuals, instructions, and other documents or written materials provided to Customer as instruction in the use of the Software (the "Documentation") are acknowledged by Customer to be and contain Vendor's proprietary information and trade secrets, whether or not any portion thereof is or may be validly copyrighted or patented, acknowledged to be protected by civil and criminal law, and acknowledged to be of great value to Vendor. Except as specifically licensed under this agreement, title and all ownership rights to the Software and the Documentation remain with Vendor. Customer shall retain or affix such evidences of ownership and proprietary notices as Vendor may reasonably request. This paragraph shall survive the term or termination of this agreement.
      1.3 USE OF SOFTWARE. The Software may be used only for, by and on behalf of Customer and only in connection with Customer's business operations. This license is granted only for use at the single location identified in Appendix A, upon a single computer system (CPU) as identified in Appendix A, and is limited to processing of not more than the number of accounts (as hereinafter defined) specified in Appendix A. This license may not be used upon any other computer or at any other location except as provided under paragraph 1.4. In the event Customer's usage exceeds the account limitation set forth in Appendix A, a new, upgraded Software License Agreement shall be required, including the payment of an additional license fee. For purposes of this Agreement, "accounts" are defined as the total of all accounts (open or closed) for demand deposit, demand deposit loan, savings, time savings, IRA, certificate of deposit, and loan accounts, processed by Customer, for the institutions being serviced with the Software licensed hereunder.
      1.4 BACKUP AND EMERGENCY USE. In the event Customer is unable to use the Software at the location identified in Appendix A due to an emergency, or to test emergency procedures, Vendor grants to Customer the right to use the Software at a location other than the location defined in Appendix A. Any such use shall be subject to all other restrictions of this agreement and shall continue only so long as the condition giving rise to such use continues. Prior to commencing such use, if possible, and in any event within forty-eight (48) hours of such use, Customer shall give Vendor written notice of the circumstance, location and the expected length of such use. Failure to give notice shall nullify Customer's right of emergency use, as herein granted.
      1.5 ASSIGNMENT. Customer rights under this agreement and in and to the Software may not be assigned, licensed, sublicensed, pledged, or otherwise transferred voluntarily, by operation of law or otherwise without Vendor's prior written consent, and any such prohibited assignment shall be null and void.

II. CONSIDERATION
      2.1 LICENSE FEE. In consideration of the license of the Software granted under this agreement, Customer shall pay to Vendor the license fee specified in Appendix A. Such license fee does not include, except as expressly provided in this agreement or Appendix A hereto, installation or maintenance of the Software, data base conversion, media, transportation charges or taxes, all of which costs and taxes shall be the obligation of Customer.
      2.2 MANNER OF PAYMENT. The license fee listed in Appendix A shall be payable in the following manner:
        (A) A percentage of the license fee, as specified in Appendix A, upon execution of this license agreement by Customer.
        (B) The balance, including any applicable taxes, upon delivery of the Software by Vendor to Customer.
Invoices respecting the license fee shall be rendered in accordance with the above payment schedule and are payable to Vendor at Vendor's address set forth below within ten (10) days of receipt.
      2.3 TAXES. In addition to the license fee payable hereunder, Customer shall pay all taxes (including, without limitation, sales, use, privilege, ad valorem or excise taxes) and customs duties paid or now or hereafter payable, however designated, levied or based on amounts payable to Vendor hereunder, on Customer's use or possession of the Software under this agreement or upon the presence of the Software at the location identified in Appendix A, but exclusive of federal, state and local taxes based on Vendor's net income. Customer shall not deduct from payments to Vendor any amounts paid or payable to third parties for customs duties or taxes, however designated
      2.4 CURRENCY. The purchase price and any other charges arising under this agreement shall be invoiced and be payable in U.S. Dollars.
      2.5 LATE PAYMENT. Customer shall pay a late payment charge of one and one-half percent (1 1/2%) per month, or the maximum late payment charge permitted by applicable law, whichever is less, on any amount payable by Customer under this Agreement and not paid when due. Said late payment charge shall be applied for each calendar month (or fraction thereof) that such payment is not made following its due date.
      2.6 SECURITY. Vendor reserves and Customer grants to Vendor a security interest in the rights of Customer for use of the Software and in the Documentation as security for the performance by Customer of its obligations hereunder including, but not limited to, payment of the license fee set forth in Appendix A. A copy of this agreement may be filed in appropriate filing offices at any time after signature by Customer as a financing statement or Vendor may require and Customer shall execute a separate financing statement for purposes of perfecting Vendor's security interest granted pursuant to the provisions of this paragraph.

III. DELIVERY, TRAINING AND OPERATION
      3.1 DELIVERY. Vendor shall deliver the Software and Customer shall accept delivery of the Software at Customer's address set forth below. Unless delayed, as hereinafter provided for, delivery shall be completed within one (1) year of the date this agreement is accepted by Vendor.
      3.2 DELIVERY DELAYS. In the event Customer requests delay of delivery, Vendor shall not be obligated to effect delivery of the Software except upon thirty (30) days written notice by Customer to Vendor. If delay in delivery is due to any cause beyond the control of Vendor, the date upon which delivery is to be completed shall be extended by the number of days of such delay.

      3.3 TRAINING. Classes in the operation of the Software are available at the offices of Vendor on a regularly scheduled basis. Customer's entitlement, if any, to such training is as set forth in Appendix A for such additional charges, if any, as may be set forth therein. Reasonable additional training will be provided to customer at the offices of Vendor upon Customer's request, at Vendor's normal rates with respect thereto. All travel, meal and lodging expenses of Customer in connection with such training shall be borne by Customer. On-site training or assistance will be available solely at Vendor's discretion and will be charged to Customer at Vendor's normal rates together with reasonable expenses for travel, meals, lodging and local transportation.
      3.4 ASSISTANCE BY CUSTOMER. Customer shall provide reasonable assistance and cooperation to Vendor in preparation of the Software and the delivery or installation thereof. Such assistance and cooperation shall include, as appropriate, reasonable access to Customer's facility and to Customer's records, as necessary.
      3.5 DOCUMENTATION. Operations manuals in respect to the Software will be delivered to Customer prior to or contemporaneously with the delivery of the Software.
      3.6 RISK OF LOSS. If the Software or the Documentation is lost or damaged, in whole or in part, during shipment, Vendor will replace said Software or
Documentation at no additional charge to Customer. Upon delivery in good condition of the Software and the Documentation, Customer shall be responsible therefor and bear the risk of loss for said Software and Documentation.
      3.7 CONVERSION ASSISTANCE. Vendor may, at its sole discretion, assist Customer in the conversion of Customer's files from a computer processor or in-house computer system at Vendor's normal charges for such assistance. Expenses, including but not limited to computer time, travel, meals, lodging and local transportation incurred connection therewith, shall be borne by Customer. In no event shall Vendor be liable to Customer for loss of profits, consequential, incidental, indirect or special damages arising from Vendor's efforts to assist in the conversion of Customer's files. Vendor agrees to treat Customer's confidential business with the same security as it would its own.
      3.8 OPERATION. Customer acknowledges and agrees that it is exclusively responsible for the operation, supervision, management and control of the Software, including, but not limited to, providing adequate training for its personnel, instituting appropriate security procedures, and implementing reasonable procedures to examine and verify all output before use. Vendor shall have no responsibility or liability for Customer's selection or use of the Software or any associated equipment.
      3.9 CUSTOMER OBLIGATIONS. In order to maintain the continuing integrity and proper operation of the Software, Customer agrees to implement, in the manner instructed by Vendor, each error correction and each enhancement and improvement provided to Customer by Vendor. Customer's failure to do so shall relieve Vendor of any responsibility or liability whatsoever for any failure or malfunction of the software as modified by a subsequent correction or improvement, but in no such event shall Customer be relieved of the responsibility for payment of fees and charges otherwise properly invoiced during the term hereof. If requested by Vendor, Customer agrees to provide written documentation and details to Vendor to substantiate problems and to assist Vendor in the identification and detection of problems, errors and malfunctions: and Customer agrees that Vendor shall have no obligation or liability for said problems untilithas received such documentation and details from Customer.
      3.10 SECURITY AND CONFIDENTIALITY The security and confidentiality of Customer's data, including the information of its depositors and other customers contained therein is expressly agreed to be the sole responsibility of Customer. Customer warrants thatitwill take all steps reasonably necessary to protect the confidentiality of such data and to prevent unauthorized disclosure of or access thereto. Customer hereby releases Vendor from any claim arising from or in any way related to access to Customer's database using the Software via use of the Internet or any similar means of electronic communication. Customer indemnifies and holds Vendor harmless from and against any loss suffered by Customer and any third party claim arising from any unauthorized access of (i) Customer's data, or (ii) the information of Customer's account holders or other customers.

IV. VENDOR'S PROPRIETARY RIGHTS

      4.1 NON-DISCLOSURE. Customer shall take all reasonable steps necessary, including any required by Vendor, to ensure that neither the Software nor the Documentation, nor any portion thereof, on magnetic tape or disk or in any other form, is made available or disclosed by Customer or any of its agents or employees to any other person, firm or corporation. Customer may disclose relevant aspects of the Software and Documentation to its employees and, with Vendor's prior written consent, agents to the extent such disclosure is reasonably necessary to Customer's use of the Software, provided, however,
Customer agrees that R will cause all persons permitted such access to the Software and the Documentation to observe and perform the foregoing nondisclosure covenant, and that it will advise Vendor of the procedures employed for this purpose. Customer shall hold Vendor harmless against any loss, cost, expense, claim or liability, including reasonable attorneys fees, resulting from Customer's breach of this non-disclosure obligation. This paragraph shall survive the term or termination of this agreement.
      4.2 COPIES. Customer agrees that while the Software and the Documentation are in its custody and possession, it will not (a) copy or duplicate or permit anyone else to copy or duplicate any of the Software, Documentation or information furnished by Vendor, or (b) create or attempt to create, or permit others to create or attempt to create, by reverse engineering or otherwise, the source programs or any part thereof from the object program for the Software, the Documentation or other information made available under this agreement or otherwise, (whether oral, written, tangible or intangible). Notwithstanding the foregoing. Customer may make and retain two (2) copies of the Software, including all enhancements and changes thereto, only for use in emergencies or to test emergency procedures and may copy for its own use and at its own expense the Documentation, but shall advise Vendor of the specific item copied, the number of copies made and their distribution. The original and any copies in whole or in part of the Software or Documentation which are made pursuant to this provision shall be the exclusive property of Vendor and shall be fully subject to the provisions of this agreement Customer agrees to retain or place Vendor's proprietary notice on any copies or partial copies made pursuant to this provision.
      4.3 UNAUTHORIZED ACTS. Customer agrees to notify Vendor immediately of the unauthorized possession, use, or knowledge of the Software, Documentation or any information made available to Customer pursuant to this agreement, by any person or organization not authorized by this agreement to have such possession, use or knowledge. Customer will, thereafter, fully cooperate with Vendor in the protection and redress of Vendor's proprietary rights. Customer's compliance with this paragraph shall not, however, be construed in any way as a waiver of Vendor's rights against Customer for Customer's negligent or intentional harm to Vendor's proprietary rights, or for breach of Vendor's contractual rights.
      4.4 INSPECTION. To assist Vendor in the protection of its proprietary rights, Customer shall permit representatives of Vendor to inspect the Software and Documentation and their use, including inspection of any location in which they are being used or kept at all reasonable times.

      4.5 INJUNCTIVE RELIEF. If Customer attempts to use, copy, license, sublicense, sell or otherwise convey or to disclose the Software or Documentation, in any manner contrary to the terms of this agreement or in derogation of Vendor's proprietary rights, whether such rights are explicitly herein stated, determined by law or otherwise, Vendor shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining such actions, Customer hereby acknowledging that other remedies are inadequate.
      4.6 ACCESS TO SOURCE CODE. Vendor has deposited the Software in source code form and Documentation sufficient to facilitate maintenance, modification or correction of the Software with the custodial agent named in Appendix A. Vendor reserves the right to change said custodial agent at any time with written notification to Customer within sixty (60) days of said change. If Vendor, its successors or assigns shall cease to conduct business for any period in excess of thirty (30) days, Customer shall have the right to obtain, for its own and sole use only, a single copy of the then current version of the source code form of the Software supplied under this agreement, and a single copy of the Documentation associated therewith, upon payment to the person in control of the said source code form of the Software of the reasonable cost of making each copy. The source code form of the Software supplied to Customer under this paragraph shall be subject to each and every restriction on use set forth in this agreement. Customer acknowledges that the source code form of the Software and the associated Documentation are extraordinarily valuable proprietary property of Vendor and will be guarded against unauthorized use or disclosure with great care.
      4.7 VENDOR'S EMPLOYEES. Customer acknowledges the relationship of Vendor and its employees is of significant value to Vendor and that Vendor's employees are possessed of specialized training and knowledge regarding Vendor and its proprietary property, imparted to such employees at significant expense to Vendor. Accordingly, Customer agrees that during the term hereof and for a period of eighteen (18) months thereafter, Customer shall not, directly or indirectly, solicit for employment or employ any person who is or within the preceding twelve (12) months has been an employee of Vendor. Vendor shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining any violations of this paragraph 4.7, Customer hereby acknowledging that other remedies are inadequate. At Vendor's sole option, Vendor may waive its right to injunctive relief and its right to exercise any other remedy which might be available to it. In consideration of such waiver, Customer shall thereupon pay Vendor as liquidated damages a fee equal in amount to the total compensation paid by Vendor to the former employee for the twelve (1 2) months next preceding the date of termination of employment of such employee by Vendor.

V.  MAINTENANCE, ENHANCEMENTS AND WARRANTIES

      5.1 SOFTWARE WARRANTY. Vendor warrants that during the first twelve (12) months following delivery of the Software (the "Warranty Period"), the Software will perform in accordance with the then current Documentation provided Customer, and further warrants that it has the right to authorize the use of the Software under this agreement. Vendor's obligation and liability under this paragraph shall, however, be limited to the replacement and correction of the Software so that it will so perform, or to obtaining any authorization necessary to make effective the grant of license to Customer of the use of the Software.
      5.2 PATENT INFRINGEMENTS. Vendor shall hold harmless and defend Customer from any claim or any suit based on any claim that the use of the Software by Customer under this agreement infringes on any patent, copyright, trademark, or other proprietary right of any third party, provided that Customer gives Vendor prompt and written notice of any such claim or suit and permits Vendor to control the defense thereof.
      5.3 WARRANTY DISCLAIMER. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES AND NO OTHER WARRANTY IS EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
      5.4 RENEWAL OF WARRANTIES. Unless sooner terminated pursuant to the provisions of paragraph 5.6, the warranties granted by paragraphs 5.1 and 5.2 (subject, however, to all limitations and disclaimers contained within this agreement) and the right to any enhancements or corrections developed by Vendor under paragraph 5.5, shall be subject to extension for successive one-year warranty periods commencing on the first anniversary date of the delivery of the Software for four (4) successive years. Such extension shall be deemed to automatically occur unless notice is given by either Customer or Vendor of an election not to so extend, such notice to be given on or prior to the sixtieth
(60th) day preceding the anniversary date of delivery. Any such extension shall in no event be effective unless Customer shall have paid to Vendor on or prior to the anniversary date of delivery an annual maintenance fee set forth in Appendix A. Extension of Vendor's warranties beyond the fifth (5th) anniversary shall be governed by Vendor's maintenance extension agreement.
      5.5 ENHANCEMENTS AND CHANGES. Vendor shall provide Customer with all enhancements and changes to the Software designed or developed by Vendor and released to its other customers during the Warranty Period. Any change or enhancement to the Software, whether developed or designed by Vendor or by Customer shall be and remain the property of Vendor, provided, however, that Customer shall be entitled to a perpetual license without additional license fee of any enhancements or corrections developed by Customer. Vendor reserves the right to make changes in operating procedures, program language, file structures, access techniques, general purpose programs, data storage requirements, input and output formats, report formats, types of hardware supported, throughput, and other related programming and documentation improvements required to maintain the Software current. As part of these services, Vendor will provide Customer the changes with written instructions concerning implementation. It is understood and agreed that Vendor provision of improvements and enhancements under this paragraph does not include providing to Customer a new set of software which may result from rewriting the Software. Vendor alone shall determine whether the work product of Vendor constitutes new software as a result of a complete rewrite (which is not provided to Customer hereunder) or an improvement or enhancement of the Software (which will be provided to Customer).
      5.6 TERMINATION OF WARRANTIES. The warranties expressed in paragraphs 5.1 and 5.2 and Customer's rights under paragraph 5.5 shall immediately terminate if the Software is revised, changed, enhanced, modified or maintained by any one other than Vendor without the prior specific direction or written approval of Vendor.
      5.7 LIMITATION OF LIABILITY. Customer expressly agrees that Vendor's responsibilities in the event of its breach of the warranties contained in paragraphs 5.1 and 5.2 are as set forth in said paragraphs. Vendor's liability for damages, including but not limited to liability for patent or copyright infringement, regardless of the form of action, shall not exceed the license fee set forth in Appendix A to this agreement and shall arise only if the remedies provided in paragraphs 5.1 and 5.2 are not fulfilled by Vendor. Customer further agrees that Vendor will not be liable for any lost profits, or for any claim or demand against Customer by any other party, except a claim for patent or copyright infringement as provided herein. IN NO EVENT WILL VENDOR BE LIABLE FOR CONSEQUENTIAL DAMAGES EVEN IF VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. No action, regardless of form, arising out of this agreement, may be brought by either party more than one (1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the date of last payment. No action by Vendor for wrongful disclosure or use of the Software or Documentation shall be deemed to have accrued until Vendor receives actual notice of such wrongful disclosure or use.

THE CUSTOMER'S REMEDIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE.
      5.8 THIRD PARTY SOFTWARE. The Software licensed hereunder may include software developed and owned by third party licensors, Vendor's sole warranty with respect to such third party software is that Vendor possesses the legal right and authority to relicense such third party software to Customer. Specific warranties regarding performance of such third party software shall be limited to the warranties, if any, provided by such third party licensors. In exchange for Customer's agreement not to assert any claim for breach of such third party licensor's warranties against Vendor, Vendor hereby assigns to Customer such right, if any, as Vendor may possess to assert a claim for breach of warranty against the third party licensor.

VI.  DEFAULT
      6.1 TERMINATION. Vendor may terminate this agreement and the license granted hereunder in the event of a default by Customer unless Customer shall have cured the event of default, as hereinafter defined, within twenty (20) days after notice of such event of default given by Vendor to Customer. This agreement and the license granted hereunder shall automatically terminate if Vendor's warranties are not renewed as contemplated in paragraph 5.4 hereof. Upon any termination of this agreement, Customer shall deliver to Vendor the Software, the Documentation and all copies thereof and shall also warrant in writing that all copies have been returned to Vendor or destroyed.
      6.2 EVENTS OF DEFAULT. An event of default is defined as any of the following:
       (A) Customer's failure to pay any amounts required to be paid to Vendor under this agreement on a timely basis;
       (B) Any attempt (i) to assign, sell, mortgage, lease, sublease, license, sublicense or otherwise convey, (ii) to grant any interest in, right of use of, or access to, or (iii) to otherwise disclose the Software or the Documentation, except, in any such case, as herein expressly permitted or as consented to in writing by the Vendor;
       (C) Causing or permitting any encumbrance, of any nature whatsoever to attach to Customer's interest in the Software in favor of any person or entity other than Vendor;
       (D) The entry of any order for relief under any provision of the federal bankruptcy code in any bankruptcy proceedings initiated by or against Customer; or
       (E) Customer's breach of any of the terms or conditions of this agreement.
      6.3 DAMAGES. Upon the occurrence of an event of default without cure within the period of time above-provided, all license or other fees payable to Vendor under this agreement shall without notice or demand by Vendor become immediately due and payable as liquidated damages, This provision for liquidated damages shall not be regarded as a waiver by Vendor of any other rights to which it may be entitled in the event of Customer's default, but rather, such remedy shall be an addition to any other remedy lawfully available to Vendor.

VI. GENERAL
      7.1 TITLES. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this agreement,
      7.2 FORCE MAJEURE. No party shall be liable for delay in performance hereunder due to causes beyond its control, including but not limited to acts of God, fires, strikes, delinquencies of suppliers, acts of war or intervention by any governmental authority, and each party shall take steps to minimize any such delay.
      7.3 WAIVER. No waiver of any breach of any provision of this agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged therewith.
      7.4 SEVERABILITY. In the event that any Provision of this agreement shall be illegal or otherwise unenforceable, such provision shall be severed from this agreement and the entire agreement shall not fail on account thereof, the balance of the agreement continuing in full force and effect.
      7.5 NOTICES. Any notice which either party hereto is required or permitted to give hereunder shall be addressed to the party to be charged therewith at the address set forth below and shall be given by certified or registered mail. Any such notice shall be deemed given on the date of deposit in the mail.
      7.6 ENTIRE AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT AND ANY MODIFICATIONS MADE PURSUANT TO IT CONSTITUTE THE COMPLETE AND EXCLUSIVE WRITTEN EXPRESSION OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES, AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS PROPOSALS, ORAL OR WRITTEN, UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, WARRANTIES, COVENANTS, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT MAY NOT IN ANY WAY BE EXPLAINED OR SUPPLEMENTED BY A PRIOR OR EXISTING COURSE OF DEALINGS BETWEEN THE PARTIES. BY ANY USAGE OF TRADE OR CUSTOM, OR BY ANY PRIOR PERFORMANCE BETWEEN THE PARTIES PURSUANT TO THIS AGREEMENT OR OTHERWISE. IN THE EVENT CUSTOMER ISSUES A PURCHASE ORDER OR OTHER INSTRUMENT COVERING THE SOFTWARE HEREIN SPECIFIED, IT IS UNDERSTOOD AND AGREED THAT SUCH PURCHASE ORDER OR OTHER INSTRUMENT IS FOR CUSTOMER'S INTERNAL USE AND PURPOSES ONLY AND SHALL IN NO WAY AFFECT ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.
      7.7 GOVERNING LAW. This agreement is accepted in the State of Nebraska, and shall be enforced in accordance with and governed by the laws of the State of Nebraska
      7.8  CHOICE  OF  FORUM.  Any  action  arising  out of or  related  to this agreement or the transaction herein described, whether at law or in equity, shall be instituted in and litigated in the state or federal courts of the State of Nebraska. In accordance herewith, the parties hereto submit to the jurisdiction of the courts of said state. Any party being not a resident of Nebraska at the time of suit hereby appoints the Secretary of State of Nebraska as its agent for receipt of service of process.
      7.9 ATTORNEY'S FEES. In the event that any action or proceeding is brought in connection with this agreement the prevailing party therein shall be entitled to recover its costs and reasonable attorneys fees.
      7.10 COUNTERPARTS/FACSIMILES. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature to this agreement may be transmitted by fax and a facsimile signature received by a party hereto shall for all purposes be deemed an original signature hereto.
      7.11 EFFECTIVE DATE. This agreement shall be effective on the date accepted and executed by an authorized representative of Vendor.




CUSTOMER:                                                     VENDOR:
SMITH RIVER COMMUNITY BANK                  INFORMATION TECHNOLOGY, INC.
---------------------------------

Signature:                                                    Signature:
          ----------------------------------                             ---------------------------------------

Name:                                                         Name:    Michael K. Young
     ---------------------------------------                       ---------------------------------------------

Title:                                                        Title:   President
         -----------------------------------                        --------------------------------------------
Address:   730 East Church Street                            Address:  1345 Old Cheney Road
          ----------------------------------                          ------------------------------------------
           Martinsville VA 24112                                       Lincoln, NE 68512
          ----------------------------------                          ------------------------------------------
Date:      11/5/99                                            Date Accepted:        November 9, 1999
          ----------------------------------                                ------------------------------------



                                   APPENDIX A

DUE UPON EXECUTION:              30%                                         CUSTODIAL AGENT:
                    ------------------------
COMPUTER SYSTEM (CPU):     NDP250 (A99)                                      West Gate Bank, 1204 West 0 Street, Lincoln, NE 68528
                        --------------------

                                                                             LOCATION WHERE THE SOFTWARE PRODUCT(S) WILL BE USED:
CUSTOMER'S ENTITLEMENT TO TRAINING:
  Customer is entitled to     0     days training for      0                 Smith River Community Bank
                          ---------                    ---------
  person(s) at $      0                                                      730 East Church Street
                 ----------
                                                                             Martinsville, VA 24112
ANNUAL MAINTENANCE FEE:
             Twenty percent (20%) of license fee exclusive of any discounts.
        -------------                ----------

                     SOFTWARE PRODUCT(S) AND LICENSE FEE(S):

106-912           NDP250 MICR/Image Capture                                                     $         24,437
                                                                                                 ---------------
                  TOTAL:                                                                        $         24,437

                           INFORMATION TECHNOLOGY INC.
                           SOFTWARE LICENSE AGREEMENT

     Agreement made between Information Technology, Inc. (the "Vendor"), and the "Customer" identified below.


1.   LICENSED SOFTWARE
    1.1 LICENSE. Vendor grants to Customer and Customer accepts from Vendor a nonexclusive and nontransferable license to use the software identified in Appendix A (the "Software") under the terms set forth in this agreement. The license herein granted shall commence upon the date of delivery of the software and shall remain in effect for so long as Vendor's warranties set forth in
Article V remain in effect.
    1.2 PROPRIETARY NATURE OF SOFTWARE AND TITLE. The Software and any operations manuals, instructions, and other documents or written materials provided to Customer as instruction in the use of the Software (the "Documentation") are acknowledged by Customer to be and contain Vendor's proprietary information and trade secrets, whether or not any portion thereof is or may be validly copyrighted or patented, acknowledged to be protected by civil and criminal law, and acknowledged to be of great value to Vendor. Except as specifically licensed under this agreement, title and all ownership rights to the Software and the Documentation remain with Vendor. Customer shall retain or affix such evidences of ownership and proprietary notices as Vendor may reasonably request. This paragraph shall survive the term or termination of this agreement.
    1.3 USE OF SOFTWARE. The Software may be used only for, by and on behalf of Customer and only in connection with Customer's business operations. This license is granted only for use at the single location identified in Appendix A, upon a single computer system (CPU) as identified in Appendix A, and is limited to processing of not more than the number of accounts (as hereinafter defined) specified in Appendix A. This license may not be used upon any other computer or at any other location except as provided under paragraph 1.4. In the event Customer's usage exceeds the account limitation set forth in Appendix A, a new, upgraded Software License Agreement shall be required, including the payment of an additional license fee. For purposes of this Agreement, "accounts" are defined as the total of all accounts (open or closed) for demand deposit, demand deposit loan, savings, time savings, IRA, certificate of deposit, and loan accounts, processed by Customer, for the institutions being serviced with the Software licensed hereunder.
    1.4 BACKUP AND EMERGENCY USE. In the event Customer is unable to use the Software at the location identified in Appendix A due to an emergency, or to test emergency procedures, Vendor grants to Customer the right to use the Software at a location other than the location defined in Appendix A. Any such use shall be subject to all other restrictions of this agreement and shall continue only so long as the condition giving rise to such use continues. Prior to commencing such use, if possible, and in any event within forty-eight (48) hours of such use, Customer shall give Vendor written notice of the circumstance, location and the expected length of such use. Failure to give notice shall nullify Customer's right of emergency use, as herein granted.
    1.5 ASSIGNMENT. Customer rights under this agreement and in and to the Software may not be assigned, licensed, sublicensed, pledged, or otherwise transferred voluntarily, by operation of law or otherwise without Vendor's prior written consent, and any such prohibited assignment shall be null and void.

II. CONSIDERATION
    2.1 LICENSE FEE. In consideration of the license of the Software granted under this agreement, Customer shall pay to Vendor the license fee specified in Appendix A. Such license fee does not include, except as expressly provided in this agreement or Appendix A hereto, installation or maintenance of the Software, data base conversion, media, transportation charges or taxes, all of which costs and taxes shall be the obligation of Customer.
    2.2 MANNER OF PAYMENT. The license fee listed in Appendix A shall be payable in the following manner:
        (A) A percentage of the license fee, as specified in Appendix A, upon execution of this license agreement by Customer.
        (B) The balance, including any applicable taxes, upon delivery of the Software by Vendor to Customer.
Invoices respecting the license fee shall be rendered in accordance with the above payment schedule and are payable to Vendor at Vendor's address set forth below within ten (10) days of receipt.
    2.3 TAXES. In addition to the license fee payable hereunder, Customer shall pay all taxes (including, without limitation, sales, use, privilege, ad valorem or excise taxes) and customs duties paid or now or hereafter payable, however designated, levied or based on amounts payable to Vendor hereunder, on Customer's use or possession of the Software under this agreement or upon the presence of the Software at the location identified in Appendix A, but exclusive of federal, state and local taxes based on Vendor's net income. Customer shall not deduct from payments to Vendor any amounts paid or payable to third parties for customs duties or taxes, however designated
    2.4 CURRENCY. The purchase price and any other charges arising under this agreement shall be invoiced and be payable in U.S. Dollars.
    2.5 LATE PAYMENT. Customer shall pay a late payment charge of one and one-half percent (1 1/2%) per month, or the maximum late payment charge permitted by applicable law, whichever is less, on any amount payable by Customer under this Agreement and not paid when due. Said late payment charge shall be applied for each calendar month (or fraction thereof) that such payment is not made following its due date.
    2.6 SECURITY. Vendor reserves and Customer grants to Vendor a security interest in the rights of Customer for use of the Software and in the Documentation as security for the performance by Customer of its obligations hereunder including, but not limited to, payment of the license fee set forth in Appendix A. A copy of this agreement may be filed in appropriate filing offices at any time after signature by Customer as a financing statement or Vendor may require and Customer shall execute a separate financing statement for purposes of perfecting Vendor's security interest granted pursuant to the provisions of this paragraph.

III. DELIVERY, TRAINING AND OPERATION
    3.1 DELIVERY. Vendor shall deliver the Software and Customer shall accept delivery of the Software at Customer's address set forth below. Unless delayed, as hereinafter provided for, delivery shall be completed within one (1) year of the date this agreement is accepted by Vendor.
    3.2 DELIVERY DELAYS. In the event Customer requests delay of delivery, Vendor shall not be obligated to effect delivery of the Software except upon thirty (30) days written notice by Customer to Vendor. If delay in delivery is due to any cause beyond the control of Vendor, the date upon which delivery is to be completed shall be extended by the number of days of such delay.

    3.3 TRAINING. Classes in the operation of the Software are available at the offices of Vendor on a regularly scheduled basis. Customer's entitlement, if any, to such training is as set forth in Appendix A for such additional charges, if any, as may be set forth therein. Reasonable additional training will be provided to customer at the offices of Vendor upon Customer's request, at Vendor's normal rates with respect thereto. All travel, meal and lodging expenses of Customer in connection with such training shall be borne by Customer. On-site training or assistance will be available solely at Vendor's discretion and will be charged to Customer at Vendor's normal rates together with reasonable expenses for travel, meals, lodging and local transportation.
    3.4 ASSISTANCE BY CUSTOMER. Customer shall provide reasonable assistance and cooperation to Vendor in preparation of the Software and the delivery or installation thereof. Such assistance and cooperation shall include, as appropriate, reasonable access to Customer's facility and to Customer's records, as necessary.
    3.5 DOCUMENTATION. Operations manuals in respect to the Software will be delivered to Customer prior to or contemporaneously with the delivery of the Software.
    3.6 RISK OF LOSS. If the Software or the Documentation is lost or damaged, in whole or in part, during shipment, Vendor will replace said Software or
Documentation at no additional charge to Customer. Upon delivery in good condition of the Software and the Documentation, Customer shall be responsible therefor and bear the risk of loss for said Software and Documentation.
    3.7 CONVERSION ASSISTANCE. Vendor may, at its sole discretion, assist Customer in the conversion of Customer's files from a computer processor or in-house computer system at Vendor's normal charges for such assistance. Expenses, including but not limited to computer time, travel, meals, lodging and local transportation incurred connection therewith, shall be borne by Customer. In no event shall Vendor be liable to Customer for loss of profits, consequential, incidental, indirect or special damages arising from Vendor's efforts to assist in the conversion of Customer's files. Vendor agrees to treat Customer's confidential business with the same security as it would its own.
    3.8 OPERATION. Customer acknowledges and agrees that it is exclusively responsible for the operation, supervision, management and control of the Software, including, but not limited to, providing adequate training for its personnel, instituting appropriate security procedures, and implementing reasonable procedures to examine and verify all output before use. Vendor shall have no responsibility or liability for Customer's selection or use of the Software or any associated equipment.
    3.9 CUSTOMER OBLIGATIONS. In order to maintain the continuing integrity and proper operation of the Software, Customer agrees to implement, in the manner instructed by Vendor, each error correction and each enhancement and improvement provided to Customer by Vendor. Customer's failure to do so shall relieve Vendor of any responsibility or liability whatsoever for any failure or malfunction of the software as modified by a subsequent correction or improvement, but in no such event shall Customer be relieved of the responsibility for payment of fees and charges otherwise properly invoiced during the term hereof. If requested by Vendor, Customer agrees to provide written documentation and details to Vendor to substantiate problems and to assist Vendor in the identification and detection of problems, errors and malfunctions: and Customer agrees that Vendor shall have no obligation or liability for said problems untilithas received such documentation and details from Customer.
    3.10 SECURITY AND CONFIDENTIALITY The security and confidentiality of Customer's data, including the information of its depositors and other customers contained therein is expressly agreed to be the sole responsibility of Customer. Customer warrants thatitwill take all steps reasonably necessary to protect the confidentiality of such data and to prevent unauthorized disclosure of or access thereto. Customer hereby releases Vendor from any claim arising from or in any way related to access to Customer's database using the Software via use of the Internet or any similar means of electronic communication. Customer indemnifies and holds Vendor harmless from and against any loss suffered by Customer and any third party claim arising from any unauthorized access of (i) Customer's data, or (ii) the information of Customer's account holders or other customers.

IV. VENDOR'S PROPRIETARY RIGHTS
      4.1 NON-DISCLOSURE. Customer shall take all reasonable steps necessary, including any required by Vendor, to ensure that neither the Software nor the Documentation, nor any portion thereof, on magnetic tape or disk or in any other form, is made available or disclosed by Customer or any of its agents or employees to any other person, firm or corporation. Customer may disclose relevant aspects of the Software and Documentation to its employees and, with Vendor's prior written consent, agents to the extent such disclosure is reasonably necessary to Customer's use of the Software, provided, however,
Customer agrees that R will cause all persons permitted such access to the Software and the Documentation to observe and perform the foregoing nondisclosure covenant, and that it will advise Vendor of the procedures employed for this purpose. Customer shall hold Vendor harmless against any loss, cost, expense, claim or liability, including reasonable attorneys fees, resulting from Customer's breach of this non-disclosure obligation. This paragraph shall survive the term or termination of this agreement.
    4.2 COPIES. Customer agrees that while the Software and the Documentation are in its custody and possession, it will not (a) copy or duplicate or permit anyone else to copy or duplicate any of the Software, Documentation or information furnished by Vendor, or (b) create or attempt to create, or permit others to create or attempt to create, by reverse engineering or otherwise, the source programs or any part thereof from the object program for the Software, the Documentation or other information made available under this agreement or otherwise, (whether oral, written, tangible or intangible). Notwithstanding the foregoing. Customer may make and retain two (2) copies of the Software, including all enhancements and changes thereto, only for use in emergencies or to test emergency procedures and may copy for its own use and at its own expense the Documentation, but shall advise Vendor of the specific item copied, the number of copies made and their distribution. The original and any copies in whole or in part of the Software or Documentation which are made pursuant to this provision shall be the exclusive property of Vendor and shall be fully subject to the provisions of this agreement Customer agrees to retain or place Vendor's proprietary notice on any copies or partial copies made pursuant to this provision.
    4.3 UNAUTHORIZED ACTS. Customer agrees to notify Vendor immediately of the unauthorized possession, use, or knowledge of the Software, Documentation or any information made available to Customer pursuant to this agreement, by any person or organization not authorized by this agreement to have such possession, use or knowledge. Customer will, thereafter, fully cooperate with Vendor in the protection and redress of Vendor's proprietary rights. Customer's compliance with this paragraph shall not, however, be construed in any way as a waiver of Vendor's rights against Customer for Customer's negligent or intentional harm to Vendor's proprietary rights, or for breach of Vendor's contractual rights.
    4.4 INSPECTION. To assist Vendor in the protection of its proprietary rights, Customer shall permit representatives of Vendor to inspect the Software and Documentation and their use, including inspection of any location in which they are being used or kept at all reasonable times.

    4.5 INJUNCTIVE RELIEF. If Customer attempts to use, copy, license, sublicense, sell or otherwise convey or to disclose the Software or Documentation, in any manner contrary to the terms of this agreement or in derogation of Vendor's proprietary rights, whether such rights are explicitly herein stated, determined by law or otherwise, Vendor shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining such actions, Customer hereby acknowledging that other remedies are inadequate.
    4.6 ACCESS TO SOURCE CODE. Vendor has deposited the Software in source code form and Documentation sufficient to facilitate maintenance, modification or correction of the Software with the custodial agent named in Appendix A. Vendor reserves the right to change said custodial agent at any time with written notification to Customer within sixty (60) days of said change. If Vendor, its successors or assigns shall cease to conduct business for any period in excess of thirty (30) days, Customer shall have the right to obtain, for its own and sole use only, a single copy of the then current version of the source code form of the Software supplied under this agreement, and a single copy of the Documentation associated therewith, upon payment to the person in control of the said source code form of the Software of the reasonable cost of making each copy. The source code form of the Software supplied to Customer under this paragraph shall be subject to each and every restriction on use set forth in this agreement. Customer acknowledges that the source code form of the Software and the associated Documentation are extraordinarily valuable proprietary property of Vendor and will be guarded against unauthorized use or disclosure with great care.
    4.7 VENDOR'S EMPLOYEES. Customer acknowledges the relationship of Vendor and its employees is of significant value to Vendor and that Vendor's employees are possessed of specialized training and knowledge regarding Vendor and its proprietary property, imparted to such employees at significant expense to Vendor. Accordingly, Customer agrees that during the term hereof and for a period of eighteen (18) months thereafter, Customer shall not, directly or indirectly, solicit for employment or employ any person who is or within the preceding twelve (12) months has been an employee of Vendor. Vendor shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining any violations of this paragraph 4.7, Customer hereby acknowledging that other remedies are inadequate. At Vendor's sole option, Vendor may waive its right to injunctive relief and its right to exercise any other remedy which might be available to it. In consideration of such waiver, Customer shall thereupon pay Vendor as liquidated damages a fee equal in amount to the total compensation paid by Vendor to the former employee for the twelve (1 2) months next preceding the date of termination of employment of such employee by Vendor.

V.  MAINTENANCE, ENHANCEMENTS AND WARRANTIES
    5.1 SOFTWARE WARRANTY. Vendor warrants that during the first twelve (12) months following delivery of the Software (the "Warranty Period"), the Software will perform in accordance with the then current Documentation provided Customer, and further warrants that it has the right to authorize the use of the Software under this agreement. Vendor's obligation and liability under this paragraph shall, however, be limited to the replacement and correction of the Software so that it will so perform, or to obtaining any authorization necessary to make effective the grant of license to Customer of the use of the Software.
    5.2 PATENT INFRINGEMENTS. Vendor shall hold harmless and defend Customer from any claim or any suit based on any claim that the use of the Software by Customer under this agreement infringes on any patent, copyright, trademark, or other proprietary right of any third party, provided that Customer gives Vendor prompt and written notice of any such claim or suit and permits Vendor to control the defense thereof.
    5.3 WARRANTY DISCLAIMER. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES AND NO OTHER WARRANTY IS EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
    5.4 RENEWAL OF WARRANTIES. Unless sooner terminated pursuant to the provisions of paragraph 5.6, the warranties granted by paragraphs 5.1 and 5.2 (subject, however, to all limitations and disclaimers contained within this agreement) and the right to any enhancements or corrections developed by Vendor under paragraph 5.5, shall be subject to extension for successive one-year warranty periods commencing on the first anniversary date of the delivery of the Software for four (4) successive years. Such extension shall be deemed to automatically occur unless notice is given by either Customer or Vendor of an election not to so extend, such notice to be given on or prior to the sixtieth
(60th) day preceding the anniversary date of delivery. Any such extension shall in no event be effective unless Customer shall have paid to Vendor on or prior to the anniversary date of delivery an annual maintenance fee set forth in Appendix A. Extension of Vendor's warranties beyond the fifth (5th) anniversary shall be governed by Vendor's maintenance extension agreement.
    5.5 ENHANCEMENTS AND CHANGES. Vendor shall provide Customer with all enhancements and changes to the Software designed or developed by Vendor and released to its other customers during the Warranty Period. Any change or enhancement to the Software, whether developed or designed by Vendor or by Customer shall be and remain the property of Vendor, provided, however, that Customer shall be entitled to a perpetual license without additional license fee of any enhancements or corrections developed by Customer. Vendor reserves the right to make changes in operating procedures, program language, file structures, access techniques, general purpose programs, data storage requirements, input and output formats, report formats, types of hardware supported, throughput, and other related programming and documentation improvements required to maintain the Software current. As part of these services, Vendor will provide Customer the changes with written instructions concerning implementation. It is understood and agreed that Vendor provision of improvements and enhancements under this paragraph does not include providing to Customer a new set of software which may result from rewriting the Software. Vendor alone shall determine whether the work product of Vendor constitutes new software as a result of a complete rewrite (which is not provided to Customer hereunder) or an improvement or enhancement of the Software (which will be provided to Customer).
    5.6 TERMINATION OF WARRANTIES. The warranties expressed in paragraphs 5.1 and 5.2 and Customer's rights under paragraph 5.5 shall immediately terminate if the Software is revised, changed, enhanced, modified or maintained by any one other than Vendor without the prior specific direction or written approval of Vendor.
    5.7 LIMITATION OF LIABILITY. Customer expressly agrees that Vendor's responsibilities in the event of its breach of the warranties contained in paragraphs 5.1 and 5.2 are as set forth in said paragraphs. Vendor's liability for damages, including but not limited to liability for patent or copyright infringement, regardless of the form of action, shall not exceed the license fee set forth in Appendix A to this agreement and shall arise only if the remedies provided in paragraphs 5.1 and 5.2 are not fulfilled by Vendor. Customer further agrees that Vendor will not be liable for any lost profits, or for any claim or demand against Customer by any other party, except a claim for patent or copyright infringement as provided herein. IN NO EVENT WILL VENDOR BE LIABLE FOR CONSEQUENTIAL DAMAGES EVEN IF VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. No action, regardless of form, arising out of this agreement, may be brought by either party more than one (1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the date of last payment. No action by Vendor for wrongful disclosure or use of the Software or Documentation shall be deemed to have accrued until Vendor receives actual notice of such wrongful disclosure or use.

THE CUSTOMER'S REMEDIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE.
  5.8 THIRD PARTY SOFTWARE. The Software licensed hereunder may include software developed and owned by third party licensors, Vendor's sole warranty with respect to such third party software is that Vendor possesses the legal right and authority to relicense such third party software to Customer. Specific warranties regarding performance of such third party software shall be limited to the warranties, if any, provided by such third party licensors. In exchange for Customer's agreement not to assert any claim for breach of such third party licensor's warranties against Vendor, Vendor hereby assigns to Customer such right, if any, as Vendor may possess to assert a claim for breach of warranty against the third party licensor.

VI.  DEFAULT
  6.1 TERMINATION. Vendor may terminate this agreement and the license granted hereunder in the event of a default by Customer unless Customer shall have cured the event of default, as hereinafter defined, within twenty (20) days after notice of such event of default given by Vendor to Customer. This agreement and the license granted hereunder shall automatically terminate if Vendor's warranties are not renewed as contemplated in paragraph 5.4 hereof. Upon any termination of this agreement, Customer shall deliver to Vendor the Software, the Documentation and all copies thereof and shall also warrant in writing that all copies have been returned to Vendor or destroyed.
    6.2 EVENTS OF DEFAULT. An event of default is defined as any of the following:
       (A) Customer's failure to pay any amounts required to be paid to Vendor under this agreement on a timely basis;
       (B) Any attempt (i) to assign, sell, mortgage, lease, sublease, license, sublicense or otherwise convey, (ii) to grant any interest in, right of use of, or access to, or (iii) to otherwise disclose the Software or the Documentation, except, in any such case, as herein expressly permitted or as consented to in writing by the Vendor;
       (C) Causing or permitting any encumbrance, of any nature whatsoever to attach to Customer's interest in the Software in favor of any person or entity other than Vendor;
       (D) The entry of any order for relief under any provision of the federal bankruptcy code in any bankruptcy proceedings initiated by or against Customer; or
       (E) Customer's breach of any of the terms or conditions of this agreement.
    6.3 DAMAGES. Upon the occurrence of an event of default without cure within the period of time above-provided, all license or other fees payable to Vendor under this agreement shall without notice or demand by Vendor become immediately due and payable as liquidated damages, This provision for liquidated damages shall not be regarded as a waiver by Vendor of any other rights to which it may be entitled in the event of Customer's default, but rather, such remedy shall be an addition to any other remedy lawfully available to Vendor.

VI. GENERAL
    7.1 TITLES. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this agreement,
    7.2 FORCE MAJEURE. No party shall be liable for delay in performance hereunder due to causes beyond its control, including but not limited to acts of God, fires, strikes, delinquencies of suppliers, acts of war or intervention by any governmental authority, and each party shall take steps to minimize any such delay.
    7.3 WAIVER. No waiver of any breach of any provision of this agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged therewith.
    7.4 SEVERABILITY. In the event that any Provision of this agreement shall be illegal or otherwise unenforceable, such provision shall be severed from this agreement and the entire agreement shall not fail on account thereof, the balance of the agreement continuing in full force and effect.
    7.5 NOTICES. Any notice which either party hereto is required or permitted to give hereunder shall be addressed to the party to be charged therewith at the address set forth below and shall be given by certified or registered mail. Any such notice shall be deemed given on the date of deposit in the mail.
    7.6 ENTIRE AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT AND ANY MODIFICATIONS MADE PURSUANT TO IT CONSTITUTE THE COMPLETE AND EXCLUSIVE WRITTEN EXPRESSION OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES, AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS PROPOSALS, ORAL OR WRITTEN, UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, WARRANTIES, COVENANTS, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT MAY NOT IN ANY WAY BE EXPLAINED OR SUPPLEMENTED BY A PRIOR OR EXISTING COURSE OF DEALINGS BETWEEN THE PARTIES. BY ANY USAGE OF TRADE OR CUSTOM, OR BY ANY PRIOR PERFORMANCE BETWEEN THE PARTIES PURSUANT TO THIS AGREEMENT OR OTHERWISE. IN THE EVENT CUSTOMER ISSUES A PURCHASE ORDER OR OTHER INSTRUMENT COVERING THE SOFTWARE HEREIN SPECIFIED, IT IS UNDERSTOOD AND AGREED THAT SUCH PURCHASE ORDER OR OTHER INSTRUMENT IS FOR CUSTOMER'S INTERNAL USE AND PURPOSES ONLY AND SHALL IN NO WAY AFFECT ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.
    7.7 GOVERNING LAW. This agreement is accepted in the State of Nebraska, and shall be enforced in accordance with and governed by the laws of the State of Nebraska
    7.8 CHOICE OF FORUM. Any action arising out of or related to this agreement or the transaction herein described, whether at law or in equity, shall be instituted in and litigated in the state or federal courts of the State of Nebraska. In accordance herewith, the parties hereto submit to the jurisdiction of the courts of said state. Any party being not a resident of Nebraska at the time of suit hereby appoints the Secretary of State of Nebraska as its agent for receipt of service of process.
    7.9 ATTORNEY'S FEES. In the event that any action or proceeding is brought in connection with this agreement the prevailing party therein shall be entitled to recover its costs and reasonable attorneys fees.
    7.10 COUNTERPARTS/FACSIMILES. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature to this agreement may be transmitted by fax and a facsimile signature received by a party hereto shall for all purposes be deemed an original signature hereto.
    7.11 EFFECTIVE DATE. This agreement shall be effective on the date accepted and executed by an authorized representative of Vendor.

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CUSTOMER:                                                     VENDOR:
SMITH RIVER COMMUNITY BANK                  INFORMATION TECHNOLOGY, INC.
--------------------------------------

Signature:                                                    Signature:
          -------------------------------------------                   ------------------------------------------

Name:                                                         Name:    Michael K. Young
     ------------------------------------------------              -----------------------------------------------

Title:                                                        Title:   President
       ----------------------------------------------                  -------------------------------------------
Address:    730 East Church Street                            Address: 1345 Old Cheney Road
         --------------------------------------------                  -------------------------------------------
            Martinsville VA 24112                                      Lincoln, NE 68512
         --------------------------------------------                  -------------------------------------------
Date:       11/5/99                                           Date Accepted:   November 9, 1999
         --------------------------------------------                       --------------------------------------
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


                                   APPENDIX A

DUE UPON EXECUTION:             30%                                        CUSTODIAL AGENT:
                    ------------------------
COMPUTER SYSTEM (CPU):     N/A (A99)                                       West Gate Bank, 1204 West 0 Street, Lincoln, NE 68528
                        --------------------

                                                                           LOCATION WHERE THE SOFTWARE PRODUCT(S) WILL BE USED:
CUSTOMER'S ENTITLEMENT TO TRAINING:
  Customer is entitled to     0     days training for      0               Smith River Community Bank
                          ---------                    ---------
  person(s) at $      0                                                    730 East Church Street
                 ----------
                                                                           Martinsville, VA 24112
ANNUAL MAINTENANCE FEE:
             Twenty percent (20%) of license fee exclusive of any discounts.
     ------------------              ---------

                     SOFTWARE PRODUCT(S) AND LICENSE FEE(S):

106-729           Director Check Archive - Less Than 3,500 Average Daily Item Volume            $         17,214
                                                                                                ----------------
                  TOTAL:                                                                        $         17,214
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